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                             ARIEL PREMIER BOND FUND
                      (A SERIES OF ARIEL INVESTMENT TRUST)
                    (INVESTOR CLASS AND INSTITUTIONAL CLASS)
                             200 East Randolph Drive
                                   Suite 2900
                             Chicago, Illinois 60601
                            Telephone 1-800-292-7435

                               To reorganize into:

                         LEHMAN BROTHERS CORE BOND FUND
                   (A SERIES OF NEUBERGER BERMAN INCOME FUNDS)
    (NEUBERGER BERMAN INVESTOR CLASS AND LEHMAN BROTHERS INSTITUTIONAL CLASS)
                                605 Third Avenue
                            New York, New York 10158
                            Telephone 1-800-877-9700


                       STATEMENT OF ADDITIONAL INFORMATION
                              Dated April 30, 2005


          (Special Meeting of Shareholders of Ariel Premier Bond Fund)


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            This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the Prospectus and Proxy Statement dated April 30, 2005 ("Prospectus/Proxy Statement") for the special meeting of shareholders of Ariel Premier Bond Fund ("Ariel Bond Fund") to be held on June 10, 2005 ("Meeting"). Copies of the Prospectus/Proxy Statement may be obtained without charge by calling Lehman Brothers Core Bond Fund ("New Fund") at 800-877-9700. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

            Further information about Ariel Bond Fund is contained in the SAI for Ariel Investment Trust ("Ariel Trust"), dated February 1, 2005, which is incorporated herein by reference with respect to Ariel Bond Fund (so it is legally considered a part of this SAI). The audited financial statements and related independent registered public accounting firm's report for Ariel Bond Fund contained in the Annual Report to Shareholders of Ariel Trust for the fiscal year ended September 30, 2004, are also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein.

            No person has been authorized to give any information or to make any representations not contained in the Prospectus/Proxy Statement or in this SAI in connection with the offering made by the Prospectus/Proxy Statement, and, if given or made, such information or representations must not be relied upon as having been authorized by New Fund or its distributor. The Prospectus/Proxy Statement and this SAI do not constitute an offering by New Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

            The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the fund names in this SAI are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2005 Neuberger Berman Management Inc. All rights reserved.

                                TABLE OF CONTENTS
                                -----------------

GENERAL INFORMATION............................................................1

INVESTMENT INFORMATION.........................................................1
            Investment Policies and Limitations................................1
            Cash Management and Temporary Defensive Positions..................4
            Additional Investment Information..................................4

CERTAIN RISK CONSIDERATIONS...................................................22

TRUSTEES AND OFFICERS.........................................................22

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES.............................35
            Investment Manager and Administrator..............................35
            Management and Administration Fees................................36
            Waivers and Reimbursements........................................37
            Sub-Adviser.......................................................38
            Portfolio Manager Information.....................................38
            Board Consideration of the Management and
              Sub-Advisory Agreements.........................................40
            Investment Companies Managed......................................41
            Code of Ethics....................................................43
            Management and Control of NB Management and Neuberger Berman......44

DISTRIBUTION ARRANGEMENTS.....................................................45

ADDITIONAL PURCHASE INFORMATION...............................................47
            Share Prices and Net Asset Value..................................47
            Automatic Investing and Dollar Cost Averaging.....................48

ADDITIONAL EXCHANGE INFORMATION...............................................48

ADDITIONAL REDEMPTION INFORMATION.............................................52
            Suspension of Redemptions.........................................52
            Redemptions in Kind...............................................52

DIVIDENDS AND OTHER DISTRIBUTIONS.............................................53

ADDITIONAL TAX INFORMATION....................................................53
            Taxation of the Fund..............................................53
            Taxation of the Fund's Shareholders...............................56

PORTFOLIO TRANSACTIONS........................................................56
            Portfolio Turnover................................................57
            Proxy Voting......................................................57

PORTFOLIO HOLDINGS DISCLOSURE.................................................61
            Portfolio Holdings Disclosure Policy..............................61

            Portfolio Holdings Disclosure Procedures..........................62

REPORTS TO SHAREHOLDERS.......................................................63

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS................................63

CUSTODIAN AND TRANSFER AGENT..................................................64

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................65

LEGAL COUNSEL.................................................................65

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................65

REGISTRATION STATEMENT........................................................66

FINANCIAL STATEMENTS..........................................................66

APPENDIX A RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER...................A-1

                               GENERAL INFORMATION

            The shareholders of Ariel Bond Fund are being asked to approve an Agreement and Plan of Reorganization and Termination ("Reorganization Plan") between Ariel Trust (on behalf of the Ariel Bond Fund) and Neuberger Berman Income Funds ("New Trust") (on behalf of its newly created series, New Fund) and the transactions contemplated thereby. A form of the Reorganization Plan is attached as Exhibit A to the Prospectus/Proxy Statement. The Reorganization Plan contemplates certain transactions, including: (a) the transfer of all assets of Ariel Bond Fund to, and the assumption of all liabilities of Ariel Bond Fund by, New Fund in exchange solely for shares of New Fund; (b) the distribution of those New Fund shares PRO RATA to shareholders of Ariel Bond Fund; and (c) the dissolution of Ariel Bond Fund ("Proposed Reorganization").

            The Special Meeting of Shareholders of Ariel Bond Fund to consider the Reorganization Plan and the related transactions will be held at the offices of Ariel Trust, 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601 on June 10, 2005, at 9:00 a.m. Central Time. For further information about the transaction, see the Prospectus/Proxy Statement.

                             INVESTMENT INFORMATION

            New Fund will be a separate operating series of New Trust, a Delaware statutory trust that is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment company.

            The following information supplements the discussion in the Prospectus/Proxy Statement of the investment objective, policies, and limitations of New Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of New Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of New Trust ("New Trust Trustees") without shareholder approval. The fundamental investment policies and limitations of New Fund may not be changed without the approval of the lesser of:

            (1) 67% of the total units of beneficial interest ("shares") of New Fund represented at a meeting at which more than 50% of the outstanding New Fund shares are represented, or

            (2) a majority of the outstanding shares of New Fund.

            These percentages are required by the Investment Company Act of 1940, as amended ("1940 Act"), and are referred to in this SAI as a "1940 Act majority vote."

INVESTMENT POLICIES AND LIMITATIONS
-----------------------------------

            For purposes of its limitation on commodities, New Fund does not consider forward contracts to be physical commodities.

            For purposes of the investment limitation on concentration in a particular industry, mortgage-backed and asset-backed securities are grouped according to the nature of their collateral, and certificates of deposit ("CDs") is interpreted to include similar types of time deposits.

            Except as set forth in the limitation on borrowing and the limitation on illiquid securities, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by New Fund. If events subsequent to a transaction result in New Fund exceeding the percentage limitation on borrowing or illiquid securities, Lincoln Capital Fixed Income Management Company, LLC ("Sub-Adviser") will take appropriate steps to reduce the percentage of borrowings or the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time. On April 1, 2005, the Sub-Adviser changed its name to Lehman Brothers Asset Management LLC.

            The fundamental investment policies and limitations of New Fund are as follows:

            1. BORROWING. New Fund may not borrow money, except that it may borrow money from banks for temporary or emergency purposes and not for leveraging or investment; provided that borrowings do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of New Fund's total assets, it will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

            2. COMMODITIES. New Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit New Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

            3. DIVERSIFICATION. New Fund may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government and Agency Securities") or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of New Fund's total assets would be invested in the securities of that issuer or
(ii) New Fund would hold more than 10% of the outstanding voting securities of that issuer.

            4. INDUSTRY CONCENTRATION. New Fund may not invest 25% or more of its total assets (taken at current value) in the securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to U.S. Government and Agency Securities.

            5. LENDING. New Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

            6. REAL ESTATE. New Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit New Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein, or instruments secured by real estate or interests therein.

            7. SENIOR SECURITIES. New Fund may not issue senior securities, except as permitted under the 1940 Act.

            8. UNDERWRITING. New Fund may not engage in the business of underwriting securities of other issuers, except to the extent that New Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("1933 Act").

            Senior Securities: The SEC staff has asserted that certain instruments that create future obligations may be considered senior securities subject to provisions of the 1940 Act that limit the ability of investment companies to issue senior securities. Common examples include repurchase agreements, short futures and options positions, forward contracts and when-issued securities. However, the SEC staff has taken the position that, if a fund segregates cash or liquid securities sufficient to cover such obligations or holds off-setting positions (or, in some cases, uses a combination of such strategies), the SEC staff will not raise senior securities issues under the 1940 Act.

            New Fund's non-fundamental investment policies and limitations are as follows:

            1. ILLIQUID SECURITIES. New Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which New Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

            2. BORROWING. New Fund may not purchase securities if outstanding borrowings of money exceed 5% of its total assets.

            3. LENDING. Except for the purchase of debt securities and engaging in repurchase agreements, New Fund may not make any loans other than securities loans.

            4. MARGIN TRANSACTIONS. New Fund may not purchase securities on margin from brokers or other lenders, except that New Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

            5. BONDS AND OTHER DEBT SECURITIES. New Fund normally invests at least 80% of the sum of its net assets plus any borrowings for investment purposes in bonds and other debt securities. Although this is a non-fundamental policy, the New Trust Trustees will not change this policy without 60 days notice to shareholders.

            New Fund has the following fundamental investment policy:

            Notwithstanding any other investment policy of New Fund, New Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as New Fund.

CASH MANAGEMENT AND TEMPORARY DEFENSIVE POSITIONS
-------------------------------------------------

            For temporary defensive purposes, New Fund may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, other money market funds and certain other money market instruments, as well as repurchase agreements on U.S. Government and Agency Securities, the interest on which may be subject to federal, state, and local income taxes, and may adopt shorter than normal weighted average maturities or durations. Yields on these securities are generally lower than yields available on the debt securities in which New Fund normally invests.

ADDITIONAL INVESTMENT INFORMATION
---------------------------------

            New Fund may make the following investments, among others, some of which are part of New Fund's principal investment strategies and some of which are not. The principal risks of New Fund's principal investment strategies are disclosed in the Prospectus/Proxy Statement. It may not buy all of the types of securities or use all of the investment techniques that are described below.

            U.S. GOVERNMENT AND AGENCY SECURITIES. "U.S. Government Securities" are obligations of the U.S. Treasury backed by the full faith and credit of the United States. "U.S. Government Agency Securities" are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government, such as the GNMA, Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Sallie Mae (formerly known as "Student Loan Marketing Association"), Federal Home Loan Banks ("FHLB") and Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government agency mortgage-backed securities. (See "Mortgage-Backed Securities," below.) The market prices of U.S. Government
Agency Securities are not guaranteed by the U.S. Government and generally fluctuate inversely with changing interest rates.

            POLICIES AND LIMITATIONS. New Fund has no specific limits or requirements relating to the amount of assets invested in U.S. Government and Agency Securities; however, it must invest according to its investment objective and policies.

            CORPORATE BONDS. New Fund will normally invest in corporate issues that are rated A or better by Moody's Investor Services, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch, Inc., each of which is a nationally recognized statistical rating organizations ("NRSROs"), or which are not rated by Moody's, S&P or Fitch, Inc. but are deemed by the Sub-Adviser to be of comparable quality.

            New Fund may invest in investment grade corporate bonds. Usually, no single corporate issuer will comprise more than 5% of New Fund's total assets at the time of investment. The value of lower-rated corporate debt securities is more sensitive to economic changes or individual corporate developments than higher-rated investments.

            INFLATION-INDEXED SECURITIES. New Fund may invest in U.S. Treasury securities whose principal value is adjusted daily in accordance with changes to the Consumer Price Index. Such securities are backed by the full faith and credit of the U.S. Government. Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period New Fund holds the security, it may earn less on it than on a conventional bond.

            Because the coupon rate on inflation-indexed securities is lower than fixed-rate U.S. Treasury securities, the Consumer Price Index would have to rise at least to the amount of the difference between the coupon rate of the fixed-rate U.S. Treasury issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate Treasury securities. Inflation-indexed securities are expected to react primarily to changes in the "real" interest rate (I.E., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

            Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase until the security matures. Because New Fund annually must distribute substantially all of its income to its shareholders to avoid payment of federal income and excise taxes, it may have to dispose of other investments to obtain the cash necessary to distribute the accrued taxable income on inflation-indexed securities.

            ILLIQUID SECURITIES. Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless the Sub-Adviser, acting pursuant to guidelines established by New Trust Trustees, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the United States. Illiquid securities may be difficult for New Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by New Fund may be subject to legal restrictions that could be costly to it.

            POLICIES AND LIMITATIONS. New Fund may invest up to 15% of its net assets in illiquid securities.

            REPURCHASE AGREEMENTS. In a repurchase agreement, New Fund purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from it at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. The Sub-Adviser monitors the creditworthiness of sellers.

            POLICIES AND LIMITATIONS. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities; New Fund may not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. New Fund may enter into a repurchase agreement only if (1) the underlying securities are of the type (excluding maturity and duration limitations) that New Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for New Fund's account by its custodian or a bank acting as New Fund's agent.

            SECURITIES LOANS. New Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors judged creditworthy by the Sub-Adviser, provided that cash or equivalent collateral, equal to at least 102% of the market value of the loaned securities, is continuously maintained by the borrower with New Fund. New Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay New Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of New Fund or the borrower. New Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. New Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Sub-Adviser believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, New Fund can loan securities through a separate operating unit of Neuberger Berman, LLC ("Neuberger Berman") or an affiliate of Neuberger Berman, acting as agent. New Fund also can loan securities to Neuberger Berman and its affiliates (other than Neuberger Berman Management Inc. ("NB Management")), subject to the conditions of the SEC order.

            POLICIES AND LIMITATIONS. In order to realize income, New Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by Sub-Adviser. Borrowers are required continuously to secure their obligations to return securities on loan from New Fund by depositing collateral in a form determined to be satisfactory by New Trust Trustees. The collateral, which must be marked to market daily, must be equal to at least 102% of the market value of the loaned securities, which will also be marked to market daily.

            RESTRICTED SECURITIES AND RULE 144A SECURITIES. New Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by New Fund qualify under Rule 144A and an institutional market develops for those securities, New Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of New Fund's illiquidity. The Sub-Adviser, acting under guidelines established by New Trust Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

            Where registration is required, New Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time New Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, New Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that New Trust Trustees believe accurately reflects fair value.

            POLICIES AND LIMITATIONS. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to New Fund's 15% limit on investments in illiquid securities.

            COMMERCIAL PAPER. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. New Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by New Trust Trustees.

            POLICIES AND LIMITATIONS. To the extent restricted commercial paper is deemed illiquid, purchases thereof will be subject to New Fund's 15% limit on investments in illiquid securities.

            BANKING AND SAVINGS INSTITUTION SECURITIES. These include CDs, time deposits, bankers' acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. The CDs, time deposits, and bankers' acceptances in which New Fund invests typically are not covered by deposit insurance.

            A CD is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

            Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

            Securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.

            VARIABLE OR FLOATING RATE SECURITIES; DEMAND AND PUT FEATURES. Variable rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, monthly, or semi-annually); floating rate securities provide for automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, "Adjustable Rate Securities") ordinarily is determined by reference to a particular bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

            Adjustable Rate Securities frequently permit the holder to demand payment of the obligations' principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some Adjustable Rate Securities might not meet New Fund's quality standards. Accordingly, in purchasing these securities, New Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. New Fund can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits New Fund to sell the security to the issuer or third party at a specified price. New Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

            MONEY MARKET FUNDS. New Fund may invest up to 10% of its total assets in the securities of money market funds. The shares of money market funds are subject to the management fees and other expenses of those funds. Therefore, investments in other investment companies will cause New Fund to bear proportionately the costs incurred by the other investment companies' operations. At the same time, New Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies.

            POLICIES AND LIMITATIONS. For cash management purposes, New Fund may invest up to 25% of its assets in a money market fund managed by NB Management or its affiliates, pursuant to an SEC exemptive order. New Fund does not have any current intention to make use of this authority. Otherwise, New Fund's investment in securities of other investment companies is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of New Fund's total assets with respect to any one investment company and (iii) 10% of New Fund's total assets in all investment companies in the aggregate.

            OTHER INVESTMENT COMPANIES. New Fund may invest in the shares of other investment companies that are consistent with its investment policies. Such investment may be the most practical or only manner in which New Fund can participate in certain markets, such as foreign markets, because of the expenses involved or because other vehicles for investing in those markets or countries may not be available at the time New Fund is ready to make an investment. New Fund at times may invest in instruments structured as shares of investment companies to gain exposure to the performance of a recognized securities index.

            As a shareholder in an investment company, New Fund would indirectly bear its PRO RATA share of that investment company's expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities. New Fund does not intend to invest in such investment companies unless, in the judgment of the Sub-Adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

            POLICIES AND LIMITATIONS. Except for investments in a money market fund managed by NB Management for cash management purposes, New Fund's investment in securities of other registered investment companies is limited to
(i) 3% of the total voting stock of any one investment company, (ii) 5% of New Fund's total assets with respect to any one investment company, and (iii) 10% of New Fund's total assets in the aggregate.

            MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. Government agency or instrumentality (such as GNMA, Fannie Mae, and Freddie Mac), though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government agency mortgage-backed securities or some form of non-governmental credit enhancement.

            Government-related guarantors (I.E., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (I.E., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

            Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

            Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market's perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

            Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, New Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. New Fund uses an approach that the Sub-Adviser believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of New Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

            Mortgage-backed securities may be issued in the form of collateralized mortgage obligations ("CMOs") or collateralized mortgage-backed bonds ("CBOs"). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a PRO RATA basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed "pass-through" securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO, (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

            Governmental,  government-related,  and  private  entities  (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. The Sub-Adviser considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets New Fund's investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. New Fund may buy mortgage-backed securities without insurance or guarantees, if the Sub-Adviser determines that the securities meet New Fund's quality standards. The Sub-Adviser will, consistent with New Fund's investment objectives, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

            POLICIES AND LIMITATIONS. New Fund currently does not intend to purchase mortgage-backed securities that are not issued or guaranteed by an agency or instrumentality of the U.S. Government. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to New Fund's industry concentration restrictions, set forth under "Fundamental Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government Securities. In case of privately issued mortgage-related securities, New Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. New Fund also may not purchase mortgage-backed securities that, in the Sub-Adviser's opinion, are illiquid if, as a result, more than 15% of New Fund's net assets would be invested in illiquid securities.

            FREDDIE MAC COLLATERALIZED MORTGAGE OBLIGATIONS. Freddie Mac CMOs are debt obligations of Freddie Mac issued in multiple tranches having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by Freddie Mac. Unlike Freddie Mac PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with Freddie Mac's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual tranches of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of Freddie Mac's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. This "pass-through" of prepayments has the effect of retiring most CMO tranches prior to their stated final maturity.

            If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet Freddie Mac's minimum sinking fund obligation on the next sinking fund payment date, Freddie Mac agrees to make up the deficiency from its general funds.

            Criteria for the mortgage loans in the pool backing the Freddie Mac CMOs are identical to those of Freddie Mac PCs. Freddie Mac has the right to substitute collateral in the event of delinquencies and/or defaults.

            OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

            ASSET-BACKED SECURITIES. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

            Certificates for Automobile ReceivablesSM ("CARSSM") represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARSSM if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.

            Credit card receivable securities are backed by receivables from revolving credit card agreements ("Accounts"). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer's ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders' payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

            Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

            New Fund may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to New Fund.

            U.S. DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES. These are securities of foreign issuers (including banks, governments and quasi-governmental organizations) and foreign branches of U.S. banks, including negotiable CDs, bankers' acceptances, and commercial paper. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation and confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. It may be difficult to invoke legal process or to enforce contractual obligations abroad.

            POLICIES AND LIMITATIONS. These investments are subject to New Fund's quality, maturity, and duration standards.


            WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. These transactions may involve mortgage-backed securities such as GNMA, Fannie Mae, and Freddie Mac certificates. These transactions involve a commitment by New Fund to purchase securities that will be issued at a future date (ordinarily within two months, although New Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases are negotiated directly with the other party, and such commitments are not traded on exchanges.

            When-issued and delayed delivery transactions enable New Fund to "lock in" what the Sub-Adviser believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. In periods of falling interest rates and rising prices, New Fund might purchase a security on a when-issued or delayed delivery basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the seller fails to complete the sale, New Fund may lose the opportunity to obtain a favorable price.

            The value of securities purchased on a when-issued or delayed delivery basis and any subsequent fluctuations in their value are reflected in the computation of New Fund's NAV starting on the date of the agreement to purchase the securities. Because New Fund has not yet paid for the securities, this produces an effect similar to leverage. New Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date.

            POLICIES AND LIMITATIONS. New Fund will purchase securities on a when-issued or delayed delivery basis only with the intention of completing the transaction and actually taking delivery of the securities. If deemed advisable as a matter of investment strategy, however, New Fund may dispose of or renegotiate a commitment after it has been entered into. New Fund also may sell securities it has committed to purchase before those securities are delivered to New Fund on the settlement date. New Fund may realize capital gains or losses in connection with these transactions.

            When New Fund purchases securities on a when-issued or delayed delivery basis, it will deposit in a segregated account with its custodian, until payment is made, appropriate liquid securities having an aggregate market value (determined daily) at least equal to the amount of New Fund's purchase commitments. This procedure is designed to ensure that New Fund maintains sufficient assets at all times to cover its obligations under when-issued or delayed delivery purchases.

            OPTIONS AND FORWARD CONTRACTS. As described below, these instruments may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased by New Fund resulting from securities markets or currency exchange rate fluctuations, to protect New Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities or to seek to enhance New Fund's income or gain. New Fund may use any or all types of these instruments at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized instrument will be a function of numerous variables, including market conditions.

            FUTURES CONTRACTS AND OPTIONS THEREON. New Fund may purchase and sell interest rate and bond index futures contracts and options thereon (with interest rate and bond index futures contracts, "Futures" or "Futures Contracts") and options thereon in an attempt to hedge against changes in the prices of securities. Because the futures markets may be more liquid than the cash markets, the use of Futures permits New Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. New Fund views investment in interest rate and bond index Futures and options thereon as a maturity or duration management device and/or a device to reduce risk and preserve total return in an adverse interest rate environment for the hedged securities.

            A "sale" of a Futures Contract (or a "short" Futures position) entails the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a Futures Contract (or a "long" Futures position) entails the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain Futures, including bond index Futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the Futures.

            U.S. Futures are traded on exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission ("CFTC"); Futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. The exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

            Although Futures Contracts by their terms may require the actual delivery or acquisition of the underlying securities, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract, without the parties having to make or take delivery of the assets. A Futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical Futures Contract calling for delivery in the same month. This may result in a profit or loss. While Futures Contracts entered into by New Fund will usually be liquidated in this manner, New Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for it to do so.

            "Margin" with respect to Futures is the amount of assets that must be deposited by New Fund with, or for the benefit of, a futures commission merchant in order to initiate and maintain New Fund's Futures positions. The margin deposit made by New Fund when it enters into a Futures Contract ("initial margin") is intended to assure its performance of the contract. If the price of the Futures Contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements,  New Fund will be required to make an  additional  margin  deposit
("variation margin"). However, if favorable price changes in the Futures Contract cause the margin on deposit to exceed the required margin, the excess will be paid to New Fund. In computing its daily NAV, New Fund marks to market the value of its open Futures positions. New Fund also must make margin deposits with respect to options on Futures that it has written (but not with respect to options on Futures that it has purchased). If the futures commission merchant holding the margin deposit goes bankrupt, New Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

            An option on a Futures Contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short Futures position (if the option is a call) or a long Futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's Futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the Futures Contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on Futures have characteristics and risks similar to those of securities options, as discussed herein.

            Although New Fund believes that the use of Futures Contracts will benefit it, if the Sub-Adviser's judgment about the general direction of the markets or about interest rate trends is incorrect, New Fund's overall return would be lower than if it had not entered into any such contracts. The prices of Futures are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of Futures and of the securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities underlying New Fund's Futures position and the securities held by or to be purchased for New Fund.

            Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a Futures Contract may result in an immediate and substantial loss, or gain, to the investor. Losses that may arise from certain Futures transactions are potentially unlimited.

            Most U.S. futures exchanges limit the amount of fluctuation in the price of a Futures Contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day; however, it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable Futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by New Fund, it could (depending on the size of the position) have an adverse impact on the NAV of New Fund.

            POLICIES AND LIMITATIONS. New Fund may purchase and sell interest rate and bond index Futures and may purchase and sell options thereon in an attempt to hedge against changes in securities prices resulting from changes in prevailing interest rates. New Fund does not engage in transactions in Futures or options thereon for speculation.

            GENERAL INFORMATION ABOUT SECURITIES OPTIONS. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. The obligation under any option written by New Fund terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by New Fund and is never exercised or closed out, New Fund will lose the entire amount of the premium paid.

            Options are traded both on national securities exchanges and in the over-the-counter ("OTC") market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between New Fund and a counterparty, with no clearing organization guarantee. Thus, when New Fund sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) New Fund originally sold (or purchased) the option. There can be no assurance that New Fund would be able to liquidate an OTC option at any time prior to expiration. Unless New Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counterparty's insolvency, New Fund may be unable to liquidate its options position and the associated cover. The Sub-Adviser monitors the creditworthiness of dealers with which New Fund may engage in OTC options transactions.

            The premium received (or paid) by New Fund when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by New Fund for writing an option is recorded as a liability on New Fund's statement of assets and liabilities. This liability is adjusted daily to the option's current market value, which is the last reported sales price before the time New Fund's NAV is computed on the day the option is being valued or, in the absence of any trades thereof on that day, the mean between the bid and asked prices as of that time.

            Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits New Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that New Fund will be able to effect closing transactions at favorable prices. If New Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

            New Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by New Fund; however, New Fund could be in a less advantageous position than if it had not written the call option.

            New Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. These brokerage commissions normally are higher than those applicable to purchases and sales of portfolio securities. From time to time, New Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

            The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying market that cannot be reflected in the options markets.

            POLICIES AND LIMITATIONS. The assets used as cover (or held in a segregated account) for OTC options written by New Fund will be considered illiquid and thus subject to New Fund's 15% limitation on illiquid securities, unless the OTC options are sold to qualified dealers who agree that New Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

            REGULATORY LIMITATIONS ON USING FUTURES, OPTIONS ON FUTURES, OPTIONS ON SECURITIES, SECURITIES INDICES, AND FORWARD CONTRACTS (COLLECTIVELY, "HEDGING INSTRUMENTS"). To the extent New Fund sells or purchases Futures Contracts and/or writes options thereon that are traded on an exchange regulated by the CFTC other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of New Fund's net assets.

            COVER FOR HEDGING INSTRUMENTS. New Fund will comply with SEC guidelines regarding "cover" for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities. Securities held in a segregated account cannot be sold while the Futures, option, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of New Fund's assets could impede portfolio management or New Fund's ability to meet current obligations. New Fund may be unable to promptly dispose of assets which cover, or are segregated with respect to, an illiquid Futures, options, or forward position; this inability may result in a loss to New Fund.

            POLICIES AND LIMITATIONS. New Fund will comply with SEC guidelines regarding "cover" for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities.

            GENERAL RISKS OF HEDGING INSTRUMENTS. The primary risks in using Hedging Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by New Fund and changes in the prices of Hedging Instruments; (2) possible lack of a liquid secondary market for Hedging Instruments and the resulting inability to close out Hedging Instruments when desired; (3) the fact that the skills needed to use Hedging Instruments are different from those needed to select New Fund's securities; (4) the fact that, although use of Hedging Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of New Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for New Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Hedging Instruments. The Sub-Adviser intends to reduce the risk of imperfect correlation by investing only in Hedging Instruments whose behavior is expected by the manager to resemble or offset that of New Fund's underlying securities or currency. There can be no assurance that New Fund's use of Hedging Instruments will be successful.

            New Fund's use of Hedging Instruments may be limited by certain provisions of the Code with which it must comply if it is to qualify as a regulated investment company ("RIC"). See "Additional Tax Information - Taxation of the Fund."

            New Fund is not obligated to use any Hedging Instruments and makes no representations as to the availability or use of these techniques at this time or at any time in the future.

            POLICIES AND LIMITATIONS. The Sub-Adviser intends to reduce the risk of imperfect correlation by investing only in Hedging Instruments whose behavior is expected to resemble or offset that of New Fund's underlying securities or currency. The Sub-Adviser intends to reduce the risk that New Fund will be unable to close out Hedging Instruments by entering into such transactions only if the Sub-Adviser believes there will be an active and liquid secondary market.

            TERRORISM RISKS. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers or related groups of issuers. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect New Fund service providers and New Fund's operations.

            CALL RISK. Some debt securities in which New Fund may invest are also subject to the risk that the issuer might repay them early ("call risk"). When market interest rates are low, issuers generally call securities paying higher interest rates. For this reason, a fund holding a callable security may not enjoy the increase in the security's market price that usually accompanies a decline in rates. Furthermore, the fund would have to reinvest the proceeds from the called security at the current, lower rates.

            RISKS OF FIXED INCOME SECURITIES. Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity ("interest rate risk"), market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

            RATINGS OF FIXED INCOME SECURITIES

            As discussed in the Prospectus/Proxy Statement, New Fund may purchase securities rated by S&P, Moody's, Fitch, Inc. or any other NRSRO. The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. Although New Fund may rely on the ratings of any NRSRO, New Fund mainly refers to ratings assigned by S&P, Moody's and Fitch, which are described in Appendix A. New Fund may also invest in unrated securities that are deemed comparable in quality by the Sub-Adviser to the rated securities in which New Fund may permissibly invest.

            HIGH-QUALITY DEBT SECURITIES. High-quality debt securities are securities that have received a rating from at least one NRSRO, such as S&P, Moody's or Fitch, in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by the Sub-Adviser to be of comparable quality.

            INVESTMENT GRADE DEBT SECURITIES. An investment grade debt security is a security that has received ratings, from at least one NRSRO that has rated it, in one of the four highest rating categories or, if not rated by any NRSRO, has been determined by the Sub-Adviser to be of comparable quality. Moody's deems securities rated in its fourth highest category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay. If a security receives one rating in one of the four highest rating categories and another below the fourth highest category, it will be considered investment grade.

            RATINGS DOWNGRADES. Subsequent to its purchase by a Fund, the rating of an issue of debt securities may be reduced, so that the securities would no longer be eligible for purchase by that Fund. In such a case, the Sub-Adviser will consider whether to continue holding the security. However, the Sub-Adviser will engage in an orderly disposition of the downgraded securities or other securities to the extent necessary to ensure New Fund's holdings of securities that are considered by New Fund to be below investment grade will not exceed 5% of its net assets.

            DURATION AND MATURITY

            Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal. The Sub-Adviser utilizes duration as a tool in portfolio selection instead of the more traditional measure known as "term to maturity." "Term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond's likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond's price movement will be as interest rates change. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

            Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen New Fund's duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

            There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, the Sub-Adviser, where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

            New Fund may invest in individual securities of any duration; however, New Fund's dollar-weighted average duration will seek to equal the duration of the domestic, investment grade bond market when its outlook for interest rates is neutral. The dollar-weighted average duration will be longer when the Sub-Adviser believes that interest rates will fall and shorter when it believes interest rates will rise. The stronger the Sub-Adviser's conviction, the further New Fund's duration will diverge from the duration of the domestic, investment grade bond market, which generally averages approximately four to five years. Under normal conditions, New Fund's dollar-weighted average duration will range plus or minus one year from the duration of the domestic, investment grade bond market. Only on rare occasions will New Fund's dollar-weighted average duration reach extreme positions (plus or minus two years from the duration of the domestic, investment grade bond market).

                           CERTAIN RISK CONSIDERATIONS

            Although New Fund seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance that New Fund will achieve its investment objective.

                              TRUSTEES AND OFFICERS

            The following tables set forth information concerning New Trust Trustees and officers of the New Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management.

INFORMATION ABOUT THE BOARD OF TRUSTEES
---------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                            POSITION AND                                               FUND COMPLEX           OTHER DIRECTORSHIPS
NAME, AGE, AND             LENGTH OF TIME                                               OVERSEEN BY            HELD OUTSIDE FUND
ADDRESS (1)                   SERVED (2)           PRINCIPAL OCCUPATION(S) (3)          TRUSTEE (4)            COMPLEX BY TRUSTEE
-----------                   ----------           ---------------------------          -----------            ------------------
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
John Cannon (75)               Trustee          Consultant. Formerly, Chairman               43               Independent Trustee
                                since           and Chief Investment Officer,                                 or Director of three
                                 1994           CDC Investment Advisers                                       series of
                                                (registered investment adviser),                              Oppenheimer Funds:
                                                1993 to January 1999; formerly,                               Limited Term New
                                                President and Chief Executive                                 York Municipal Fund,
                                                Officer, AMA Investment                                       Rochester Fund
                                                Advisors, an affiliate of the                                 Municipals, and
                                                American Medical Association.                                 Oppenheimer
                                                                                                              Convertible
                                                                                                              Securities Fund,
                                                                                                              since 1992.
------------------------------------------------------------------------------------------------------------------------------------
Faith Colish (69)              Trustee          Counsel, Carter Ledyard &                    43               Director, American
                                since           Milburn LLP (law firm) since                                  Bar Retirement
                                 2000           October 2002; formerly,                                       Association (ABRA)
                                                Attorney-at-Law and President,                                since 1997
                                                Faith Colish, A Professional                                  (not-for-profit
                                                Corporation, 1980 to 2002.                                    membership
                                                                                                              association).
------------------------------------------------------------------------------------------------------------------------------------
C. Anne Harvey (67)            Trustee          Consultant, C.A. Harvey                      43               President, Board of
                                since           Associates since June 2001;                                   Associates to The
                                 2000           formerly, Director, AARP, 1978                                National
                                                to December 2001.                                             Rehabilitation
                                                                                                              Hospital's Board of
                                                                                                              Directors since
                                                                                                              2002; formerly,
                                                                                                              Member, Individual
                                                                                                              Investors Advisory
                                                                                                              Committee to the New
                                                                                                              York Stock Exchange
                                                                                                              Board of Directors,
                                                                                                              1998 to June 2002;
                                                                                                              formerly, Member,
                                                                                                              American Savings
                                                                                                              Education Council's
                                                                                                              Policy Board (ASEC),
                                                                                                              1998 to 2000;
                                                                                                              formerly, Member,
                                                                                                              Executive Committee,
                                                                                                              Crime Prevention
                                                                                                              Coalition of
                                                                                                              America, 1997 to
                                                                                                              2000.
------------------------------------------------------------------------------------------------------------------------------------


                                                                 23

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                            POSITION AND                                               FUND COMPLEX           OTHER DIRECTORSHIPS
NAME, AGE, AND             LENGTH OF TIME                                               OVERSEEN BY            HELD OUTSIDE FUND
ADDRESS (1)                   SERVED (2)           PRINCIPAL OCCUPATION(S) (3)          TRUSTEE (4)            COMPLEX BY TRUSTEE
-----------                   ----------           ---------------------------          -----------            ------------------
------------------------------------------------------------------------------------------------------------------------------------
Barry Hirsch (72)              Trustee          Attorney-at-Law. Formerly,                   43               None.
                                since           Senior Counsel, Loews
                                 1993           Corporation (diversified
                                                financial corporation) May 2002
                                                until April 2003; formerly,
                                                Senior Vice President, Secretary
                                                and General Counsel, Loews
                                                Corporation.
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh (77)          Trustee          Marcus Nadler Professor Emeritus             43               Director, The Caring
                                since           of Finance and Economics, New                                 Community
                                 1993           York University Stern School of                               (not-for-profit);
                                                Business; formerly, Executive                                 formerly, Director,
                                                Secretary-Treasurer, American                                 DEL Laboratories,
                                                Finance Association from 1961 to                              Inc. (cosmetics and
                                                1979.                                                         pharmaceuticals)
                                                                                                              from 1978 to 2004;
                                                                                                              formerly, Director,
                                                                                                              Apple Bank for
                                                                                                              Savings from 1979 to
                                                                                                              1990; formerly,
                                                                                                              Director, Western
                                                                                                              Pacific Industries,
                                                                                                              Inc. (public
                                                                                                              company) from 1972
                                                                                                              to 1986.
------------------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf (68)          Trustee          Retired. Formerly, Vice                      43               Director,
                                since           President and Special Counsel,                                WHX Corporation
                                 2000           WHX Corporation (holding                                      (holding company)
                                                company) 1993 to 2001.                                        since August 2002;
                                                                                                              Director,
                                                                                                              Webfinancial
                                                                                                              Corporation (holding
                                                                                                              company) since
                                                                                                              December 2002;
                                                                                                              Director, State
                                                                                                              Theatre of New
                                                                                                              Jersey
                                                                                                              (not-for-profit
                                                                                                              theater) since 2000;
                                                                                                              formerly, Director,
                                                                                                              Kevlin Corporation
                                                                                                              (manufacturer of
                                                                                                              microwave and other
                                                                                                              products).
------------------------------------------------------------------------------------------------------------------------------------

                                                                 24

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                            POSITION AND                                               FUND COMPLEX           OTHER DIRECTORSHIPS
NAME, AGE, AND             LENGTH OF TIME                                               OVERSEEN BY            HELD OUTSIDE FUND
ADDRESS (1)                   SERVED (2)           PRINCIPAL OCCUPATION(S) (3)          TRUSTEE (4)            COMPLEX BY TRUSTEE
-----------                   ----------           ---------------------------          -----------            ------------------
------------------------------------------------------------------------------------------------------------------------------------
William E. Rulon (72)          Trustee          Retired. Formerly, Senior Vice               43               Director, Pro-Kids
                                since           President, Foodmaker, Inc.                                    Golf and Learning
                                 1993           (operator and franchiser of                                   Academy (teach golf
                                                restaurants) until January 1997.                              and computer usage
                                                                                                              to "at risk"
                                                                                                              children) since
                                                                                                              1998; formerly,
                                                                                                              Director, Prandium,
                                                                                                              Inc. (restaurants)
                                                                                                              from March 2001 to
                                                                                                              July 2002.
------------------------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan (73)         Trustee          Founding General Partner, Oxford             43               Director, Capital
                                since           Partners and Oxford Bioscience                                Cash Management
                                 2000           Partners (venture capital                                     Trust (money market
                                                partnerships) and President,                                  fund), Narragansett
                                                Oxford Venture Corporation.                                   Insured Tax-Free
                                                                                                              Income Fund, Rocky
                                                                                                              Mountain Equity
                                                                                                              Fund, Prime Cash
                                                                                                              Fund, several
                                                                                                              private companies
                                                                                                              and QuadraMed
                                                                                                              Corporation (NASDAQ).
------------------------------------------------------------------------------------------------------------------------------------


                                                                 25

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                            POSITION AND                                               FUND COMPLEX           OTHER DIRECTORSHIPS
NAME, AGE, AND             LENGTH OF TIME                                               OVERSEEN BY            HELD OUTSIDE FUND
ADDRESS (1)                   SERVED (2)           PRINCIPAL OCCUPATION(S) (3)          TRUSTEE (4)            COMPLEX BY TRUSTEE
-----------                   ----------           ---------------------------          -----------            ------------------
------------------------------------------------------------------------------------------------------------------------------------
Tom D. Seip (55)               Trustee          General Partner, Seip                        43               Director, H&R Block,
                                since           Investments LP (a private                                     Inc. (financial
                                 2000           investment partnership);                                      services company)
                                                formerly, President and CEO,                                  since May 2001;
                                                Westaff, Inc. (temporary                                      Director, Forward
                                                staffing), May 2001 to January                                Management, Inc.
                                                2002; Senior Executive at the                                 (asset management)
                                                Charles Schwab Corporation from                               since 2001;
                                                1983 to 1999; including Chief                                 formerly, Director,
                                                Executive Officer, Charles                                    General Magic (voice
                                                Schwab Investment Management,                                 recognition
                                                Inc. and Trustee, Schwab Family                               software) 2001 to
                                                of Funds and Schwab Investments                               2002; formerly,
                                                from 1997 to 1998; and Executive                              Director, E-Finance
                                                Vice President-Retail Brokerage,                              Corporation (credit
                                                Charles Schwab Investment                                     decisioning
                                                Management from 1994 to 1997.                                 services) 1999 to
                                                                                                              2003; formerly,
                                                                                                              Director,
                                                                                                              Save-Daily.com
                                                                                                              (micro investing
                                                                                                              services) 1999 to
                                                                                                              2003; Director,
                                                                                                              Offroad Capital Inc.
                                                                                                              (pre-public internet
                                                                                                              commerce company).
------------------------------------------------------------------------------------------------------------------------------------
Candace L. Straight            Trustee          Private investor and consultant              43               Director, The
(57)                            since           specializing in the insurance                                 Proformance
                                 1993           industry; formerly, Advisory                                  Insurance Company
                                                Director, Securitas Capital LLC                               (personal lines
                                                (a global private equity                                      property and
                                                investment firm dedicated to                                  casualty insurance
                                                making investments in the                                     company) since March
                                                insurance sector) 1998 to                                     2004; Director,
                                                December 2002.                                                Providence
                                                                                                              Washington (property
                                                                                                              and casualty
                                                                                                              insurance company)
                                                                                                              since December 1998;
                                                                                                              Director, Summit
                                                                                                              Global Partners
                                                                                                              (insurance brokerage
                                                                                                              firm) since October
                                                                                                              2000.
------------------------------------------------------------------------------------------------------------------------------------


                                                                 26

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                            POSITION AND                                               FUND COMPLEX           OTHER DIRECTORSHIPS
NAME, AGE, AND             LENGTH OF TIME                                               OVERSEEN BY            HELD OUTSIDE FUND
ADDRESS (1)                   SERVED (2)           PRINCIPAL OCCUPATION(S) (3)          TRUSTEE (4)            COMPLEX BY TRUSTEE
-----------                   ----------           ---------------------------          -----------            ------------------
------------------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (60)            Trustee          Regional Manager for Atlanta                 43               None.
                                since           Region, Ford Motor Credit
                                 2000           Company since August 1997;
                                                formerly, President, Ford Life
                                                Insurance Company, April 1995 to
                                                August 1997.
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE "INTERESTED PERSONS"
------------------------------------------------------------------------------------------------------------------------------------
Edward I. O'Brien* (76)        Trustee          Formerly, Member, Investment                 43               Director, Legg
                                since           Policy Committee, Edward Jones,                               Mason, Inc.
                                 2000           1993 to 2001; President,                                      (financial services
                                                Securities Industry Association                               holding company)
                                                ("SIA") (securities industry's                                since 1993;
                                                representative in government                                  formerly, Director,
                                                relations and regulatory matters                              Boston Financial
                                                at the federal and state levels)                              Group (real estate
                                                from 1974 to 1992; Adviser to                                 and tax shelters)
                                                SIA, November 1992 to November                                1993 to 1999.
                                                1993.
------------------------------------------------------------------------------------------------------------------------------------
Jack L. Rivkin* (64)        President and       Executive Vice President and                 43               Director, Dale
                               Trustee          Chief Investment Officer,                                     Carnegie and
                                since           Neuberger Berman Inc. (holding                                Associates, Inc.
                            December 2002       company) since 2002 and 2003,                                 (private company)
                                                respectively; Executive Vice                                  since 1998;
                                                President and Chief Investment                                Director, Emagin
                                                Officer of Neuberger Berman                                   Corp. (public
                                                since December 2002 and 2003,                                 company) since 1997;
                                                respectively; Director and                                    Director, Solbright
                                                Chairman, NB Management since                                 Inc. (private
                                                December 2002; formerly,                                      company) since 1998;
                                                Executive Vice President,                                     Director, Infogate
                                                Citigroup Investments Inc., from                              Corp. (private
                                                September 1995 to February 2002;                              company) since 1997;
                                                formerly, Executive Vice                                      Director, Broadway
                                                President, Citigroup Inc. from                                Television Network
                                                September 1995 to February 2002.                              (private company)
                                                                                                              since 2000.
------------------------------------------------------------------------------------------------------------------------------------


                                                                 27

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                            POSITION AND                                               FUND COMPLEX           OTHER DIRECTORSHIPS
NAME, AGE, AND             LENGTH OF TIME                                               OVERSEEN BY            HELD OUTSIDE FUND
ADDRESS (1)                   SERVED (2)           PRINCIPAL OCCUPATION(S) (3)          TRUSTEE (4)            COMPLEX BY TRUSTEE
-----------                   ----------           ---------------------------          -----------            ------------------
------------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (45)      Chairman of the      Executive Vice President,                    43               Director and Vice
                              Board, Chief       Neuberger Berman Inc. (holding                                President,
                               Executive         company) since 1999; Head of                                  Neuberger & Berman
                              Officer and        Neuberger Berman Inc.'s Mutual                                Agency Inc. since
                                Trustee          Funds and Institutional Business                              2000; formerly,
                                 since           since 1999; President and                                     Director, Neuberger
                                  2000           Director, NB Management since                                 Berman Inc. (holding
                                                 1999; Executive Vice President,                               company) from
                                                 Neuberger Berman since 1999;                                  October 1999 through
                                                 formerly, Principal, Neuberger                                March 2003; Trustee,
                                                 Berman from 1997 to 1999;                                     Frost Valley YMCA.
                                                 formerly, Senior Vice President,
                                                 NB Management from 1996 to 1999.
------------------------------------------------------------------------------------------------------------------------------------

(1)         The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)         Pursuant to the New Trust's Trust  Instrument,  each Trustee shall hold office for life or until his or her successor is elected or the New Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any
            Trustee may be removed with or without cause at any time by a written  instrument  signed by at least  two-thirds of the other  Trustees;  (c) any Trustee who  requests to be retired,  or who has become  unable to serve,  may be retired by a written  instrument  signed by a majority of the other  Trustees;  and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)         Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)         For funds organized in a master-feeder  structure,  we count the master fund and its associated feeder funds as a single portfolio.

*           Indicates a Trustee who is an  "interested  person"  within the meaning of the 1940 Act. Mr.  Sundman and Mr. Rivkin are interested  persons of the New Trust by virtue of the fact that they are officers and/or  directors of NB Management and
            Executive Vice  Presidents of Neuberger  Berman.  Mr. O'Brien is an interested  person of the New Trust by virtue of the fact that he is a director of Legg Mason,  Inc.,  a wholly owned  subsidiary  of which,  from time to time,  serves as a broker or dealer to the New Fund and other funds for which NB Management serves as investment manager.

                                                                               28

INFORMATION ABOUT THE OFFICERS OF THE TRUST
-------------------------------------------

                                                         POSITION AND LENGTH OF
                                                         -----------------------
NAME, AGE, AND ADDRESS (1)                                   TIME SERVED (2)                    PRINCIPAL OCCUPATION(S) (3)
--------------------------                                   ---------------                    ---------------------------
Claudia A. Brandon (48)                                    Secretary since 1985                 Vice President-Mutual Fund Board
                                                                                                Relations, NB Management since 2000;
                                                                                                Vice President, Neuberger Berman
                                                                                                since 2002 and employee since 1999;
                                                                                                formerly, Vice President, NB
                                                                                                Management from 1986 to 1999;
                                                                                                Secretary, fifteen registered
                                                                                                investment companies for which NB
                                                                                                Management acts as investment
                                                                                                manager and administrator (three
                                                                                                since 2000, four since 2002, three
                                                                                                since 2003, four since 2004 and one
                                                                                                since 2005).

Philip R. Carroll (70)                             Chief Compliance Officer since 2004          Vice President, Neuberger Berman
                                                                                                since 2002; Associate General
                                                                                                Counsel, Neuberger Berman since
                                                                                                2001; Director-Mutual Fund
                                                                                                Compliance, NB Management since
                                                                                                1995; Chief Legal Officer, fifteen
                                                                                                registered investment companies for
                                                                                                which NB Management acts as
                                                                                                investment manager and administrator
                                                                                                (ten since 2003, four since 2004,
                                                                                                and one since 2005); Chief
                                                                                                Compliance Officer, fifteen
                                                                                                registered investment companies for
                                                                                                which NB Management acts as
                                                                                                investment manager and administrator
                                                                                                (fourteen since 2004 and one since
                                                                                                2005) and Lehman Brothers/First
                                                                                                Trust Income Opportunity Fund.

Robert Conti (48)                                       Vice President since 2000               Senior Vice President, Neuberger
                                                                                                Berman since 2003; formerly, Vice
                                                                                                President, Neuberger Berman from
                                                                                                1999 to 2003; Senior Vice President,
                                                                                                NB Management since 2000; formerly,
                                                                                                Controller, NB Management until
                                                                                                1996; formerly, Treasurer, NB
                                                                                                Management from 1996 to 1999; Vice
                                                                                                President, fifteen registered
                                                                                                investment companies for which NB
                                                                                                Management acts as investment
                                                                                                manager and administrator (three
                                                                                                since 2000, four since 2002, three
                                                                                                since 2003, four since 2004 and one
                                                                                                since 2005).

Brian J. Gaffney (51)                                   Vice President since 2000               Managing Director, Neuberger Berman
                                                                                                since 1999; Senior Vice President,
                                                                                                NB Management since 2000; formerly,
                                                                                                Vice President, NB Management from
                                                                                                1997 until 1999; Vice President,
                                                                                                fifteen registered investment
                                                                                                companies for which NB Management
                                                                                                acts as investment manager and
                                                                                                administrator (three since 2000,
                                                                                                four since 2002, three since 2003,
                                                                                                four since 2004 and one since 2005).


                                                                               29

                                                         POSITION AND LENGTH OF
                                                         -----------------------
NAME, AGE, AND ADDRESS (1)                                   TIME SERVED (2)                    PRINCIPAL OCCUPATION(S) (3)
--------------------------                                   ---------------                    ---------------------------
Sheila R. James (39)                                  Assistant Secretary since 2002            Employee, Neuberger Berman since
                                                                                                1999; formerly, Employee, NB
                                                                                                Management from 1991 to 1999;
                                                                                                Assistant Secretary, fifteen
                                                                                                registered investment companies for
                                                                                                which NB Management acts as
                                                                                                investment manager and administrator
                                                                                                (seven since 2002, three since 2003,
                                                                                                four since 2004 and one since 2005).

Kevin Lyons (49)                                      Assistant Secretary since 2003            Employee, Neuberger Berman since
                                                                                                1999; formerly, Employee, NB
                                                                                                Management from 1993 to 1999;
                                                                                                Assistant Secretary, fifteen
                                                                                                registered investment companies for
                                                                                                which NB Management acts as
                                                                                                investment manager and administrator
                                                                                                (ten since 2003, four since 2004 and
                                                                                                one since 2005).

John M. McGovern (35)                                 Assistant Treasurer since 2002            Vice President, Neuberger Berman
                                                                                                since January 2004; Employee, NB
                                                                                                Management since 1993; Assistant
                                                                                                Treasurer, fifteen registered
                                                                                                investment companies for which NB
                                                                                                Management acts as investment
                                                                                                manager and administrator (seven
                                                                                                since 2002, three since 2003, four
                                                                                                since 2004 and one since 2005).

Barbara Muinos (46)                                Treasurer and Principal Financial            Vice President, Neuberger Berman
                                                   and Accounting Officer since 2002;           since 1999; formerly, Assistant Vice
                                                    formerly, Assistant Treasurer               President, NB Management from 1993
                                                             since 1996                         to 1999; Treasurer and Principal
                                                                                                Financial and Accounting Officer,
                                                                                                fifteen registered investment
                                                                                                companies for which NB Management
                                                                                                acts as investment manager and
                                                                                                administrator (seven since 2002,
                                                                                                three since 2003, four since 2004
                                                                                                and one since 2005); formerly,
                                                                                                Assistant Treasurer of three
                                                                                                registered investment companies for
                                                                                                which NB Management acts as
                                                                                                investment manager and administrator
                                                                                                from 1996 until 2002.

Frederic B. Soule (58)                                  Vice President since 2000               Senior Vice President, Neuberger
                                                                                                Berman since 2003; formerly, Vice
                                                                                                President, Neuberger Berman from
                                                                                                1999 until 2003; formerly, Vice
                                                                                                President, NB Management from 1995
                                                                                                until 1999; Vice President, fifteen
                                                                                                registered investment companies for
                                                                                                which NB Management acts as
                                                                                                investment manager and administrator
                                                                                                (three since 2000, four since 2002,
                                                                                                three since 2003, four since 2004
                                                                                                and and one since 2005).

                                                                               30

--------------------

(1)         The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)         Pursuant  to the By-Laws of the New Trust,  each  officer  elected by the  Trustees  shall hold office  until his or her successor  shall have been elected and qualified or until his or her earlier death,  inability to serve, or resignation.
            Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)         Except as otherwise indicated, each individual has held the positions shown for at least the last five years.


THE BOARD OF TRUSTEES
---------------------

            The Board of Trustees is responsible for managing the business and affairs of the New Trust. Among other things, the Board of Trustees generally oversees the portfolio management of New Fund and reviews and approves New Fund's advisory and sub-advisory contracts and other principal contracts. It is New Fund's policy that at least three quarters of the Board of Trustees shall be comprised of New Trust Trustees who are not "interested persons" of NB Management (including its affiliates) or the New Trust ("Independent New Trust Trustees"). The Board of Trustees has established several standing committees to oversee particular aspects of the New Fund's management. The standing committees of the Board of Trustees are described below.

            AUDIT COMMITTEE. The Audit Committee's purposes are (a) to oversee New Fund's accounting and financial reporting processes, their internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee the quality and integrity of New Fund's financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, New Fund's compliance with legal and regulatory requirements that relate to New Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of New Fund's independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of New Fund's independent registered public accounting firms; and (e) to act as a liaison between New Fund's independent auditors and the full Board. Its members are John Cannon, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp. All members are Independent New Trust Trustees. During the fiscal year ended October 31, 2004, the Committee met seven times.

            ETHICS AND COMPLIANCE COMMITTEE. The Ethics and Compliance Committee oversees: (a) the New Trust's program for compliance with Rule 38a-1 and the New Trust's implementation and enforcement of its compliance policies and procedures; (b) the compliance with the New Trust's Codes of Ethics, which restricts the personal securities transactions, including transactions in New Fund shares, of employees, officers, and trustees; and (c) the activities of the New Trust's Chief Compliance Officer. Its members are John Cannon, Faith Colish,
C. Anne Harvey, Robert A. Kavesh (Chairman), Howard A. Mileaf and Edward I. O'Brien. All members except for Mr. O'Brien are Independent Fund Trustees. During the fiscal year ended October 31, 2004, the Committee met one time. The entire Board will receive at least annually a report on the compliance programs of the New Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the New Trust, the Sub-Adviser and NB Management.

            CONTRACT REVIEW COMMITTEE. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent New Trust Trustees annually consider whether to renew the New Trust's principal contractual arrangements and Rule 12b-1 plans. Its members are Faith Colish (Chairwoman), Barry Hirsch, Howard A. Mileaf, William E. Rulon and Candace L. Straight. All members are Independent New Trust Trustees. During the fiscal year ended October 31, 2004, the Committee met one time.

            EXECUTIVE COMMITTEE. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are John Cannon, Howard A. Mileaf, Edward I. O'Brien, Jack L. Rivkin, William E. Rulon, Cornelius
T. Ryan and Peter E. Sundman (Chairman). All members except for Mr. O'Brien, Mr. Rivkin and Mr. Sundman are Independent New Trust Trustees. During the fiscal year ended October 31, 2004, the Committee did not hold any meetings.

            GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as New Trust Trustees including as Independent New Trust Trustees, as members of committees, as Chair of the Board and as officers of the New Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers as to whom the Board is charged with approving compensation. Its members are C. Anne Harvey (Chairwoman), Barry Hirsch, Robert A. Kavesh, Howard
A. Mileaf, and Tom D. Seip. All members are Independent New Trust Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Income Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended October 31, 2004, the Committee met two times.

            PORTFOLIO TRANSACTIONS COMMITTEE. The Portfolio Transactions Committee from time to time reviews, among other things, data on the quality of execution of portfolio trades, actual and potential uses of portfolio brokerage commissions, agency cross-transactions, information relating to the commissions charged by Neuberger Berman and Lehman Brothers Inc. ("Lehman Brothers") to the Funds, and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability, reports prepared by third party consultants regarding the quality of execution of the New Fund's trades and the overall fairness and reasonableness of the New Fund's securities lending programs. Its members are Faith Colish, C. Anne Harvey, Cornelius T. Ryan, Candace L. Straight (Chairwoman) and Peter P. Trapp. All members are Independent New Trust Trustees. During the fiscal year ended October 31, 2004, the Committee met four times.

            PRICING COMMITTEE. The Pricing Committee (a) oversees the operation of the policies and procedures for pricing the New Fund's portfolio securities;
(b) considers and evaluates, and recommends to the Board when the Committee deems appropriate, amendments to the pricing procedures; and (c) from time to time may be called upon to establish or ratify a method for determining the fair value of portfolio securities for which market prices are not readily available.

Its members are John Cannon, Edward I. O'Brien, Jack L. Rivkin (Vice Chairman), William E. Rulon, and Tom D. Seip (Chairman). All members except for Mr. O'Brien and Mr. Rivkin are Independent New Trust Trustees. During the fiscal year ended October 31, 2004, the Committee met two times.

            New Trust's Trust Instrument provides that New Trust will indemnify its New Trust Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with New Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of New Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or New Trust Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

            The  following   table  sets  forth   information   concerning   the
compensation of New Trust Trustees. New Trust does not have any retirement plan for New Trust Trustees.


                                            TABLE OF COMPENSATION
                                        FOR FISCAL YEAR ENDED 10/31/04
                                                      AGGREGATE                    TOTAL COMPENSATION FROM
                                                    COMPENSATION                 INVESTMENT COMPANIES IN THE
NAME AND POSITION WITH THE NEW TRUST             FROM THE NEW TRUST              NEUBERGER BERMAN FUND COMPLEX
-------------------------------------            ------------------              -----------------------------
INDEPENDENT TRUSTEES

John Cannon                                           $16,132                                $75,000
Trustee

Faith Colish                                          $14,936                                $70,000
Trustee

C. Anne Harvey                                        $14,936                                $70,000
Trustee

Barry Hirsch                                          $14,936                                $70,000
Trustee

Robert A. Kavesh                                      $14,936                                $70,000
Trustee

Howard A. Mileaf                                      $14,936                                $70,000
Trustee

William E. Rulon                                      $14,936                                $70,000
Trustee

Cornelius T. Ryan                                     $17,645                                $81,250
Trustee


                                                 33

                                                      AGGREGATE                    TOTAL COMPENSATION FROM
                                                    COMPENSATION                 INVESTMENT COMPANIES IN THE
NAME AND POSITION WITH THE NEW TRUST             FROM THE NEW TRUST              NEUBERGER BERMAN FUND COMPLEX
-------------------------------------            ------------------              -----------------------------

Tom D. Seip                                           $15,579                                $73,000
Trustee

Candace L. Straight                                   $14,936                                $70,000
Trustee

Peter P. Trapp                                        $16,132                                $75,000
Trustee

TRUSTEES WHO ARE "INTERESTED PERSONS"

Edward I. O'Brien                                     $14,936                                $70,000
Trustee

Jack L. Rivkin                                           0                                      0
President and Trustee

Peter E. Sundman                                         0                                      0
Chairman of the Board, Chief Executive Officer and
Trustee

            As of the date of this SAI, New Fund had no operations; therefore, the trustees and officers of New Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of New Fund. On April 15, 2005, the trustees and officers of New Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Ariel Bond Fund.

OWNERSHIP OF SECURITIES

            Set forth below is the dollar range of securities owned by each trustee in the Ariel Bond Fund as of April 15, 2005.

--------------------------------- ---------------------------
                                   Ariel Bond Fund
--------------------------------- ---------------------------
John Cannon                                   A
--------------------------------- ---------------------------
Faith Colish                                  A
--------------------------------- ---------------------------
C. Anne Harvey A
--------------------------------- ---------------------------
Barry Hirsch                                  A
--------------------------------- ---------------------------
Robert A. Kavesh                              A
--------------------------------- ---------------------------
Howard A. Mileaf                              A
--------------------------------- ---------------------------
William E. Rulon                              A
--------------------------------- ---------------------------
Cornelius T. Ryan                             A
--------------------------------- ---------------------------
Tom D. Seip                                   A
--------------------------------- ---------------------------
Candace L. Straight                           A
--------------------------------- ---------------------------

--------------------------------- ---------------------------
                                   Ariel Bond Fund
--------------------------------- ---------------------------
Peter P. Trapp                                A
--------------------------------- ---------------------------
Edward I. O'Brien                             A
--------------------------------- ---------------------------
Jack L. Rivkin                                A
--------------------------------- ---------------------------
Peter E. Sundman                              A
--------------------------------- ---------------------------
A = None  B = $1-$10,000    C = $10,000-$50,000
D = $50,000-$100,000        E = over $100,000

--------------------------------------------------------------------------------
NAME OF TRUSTEE          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                         REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN
                         FAMILY OF INVESTMENT COMPANIES*
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
John Cannon                                                    $50,001-$100,000
--------------------------------------------------------------------------------
Faith Colish                                                      Over $100,000
--------------------------------------------------------------------------------
C. Anne Harvey                                                 $50,001-$100,000
--------------------------------------------------------------------------------
Barry Hirsch                                                      Over $100,000
--------------------------------------------------------------------------------
Robert A. Kavesh                                              $10,001 - $50,000
--------------------------------------------------------------------------------
Howard A. Mileaf                                                  Over $100,000
--------------------------------------------------------------------------------
William E. Rulon                                               $50,001-$100,000
--------------------------------------------------------------------------------
Cornelius T. Ryan                                                 Over $100,000
--------------------------------------------------------------------------------
Tom D. Seip                                                       Over $100,000
--------------------------------------------------------------------------------
Candace L. Straight                                               Over $100,000
--------------------------------------------------------------------------------
Peter P. Trapp                                                 $50,001-$100,000
--------------------------------------------------------------------------------
TRUSTEES WHO ARE "INTERESTED PERSONS"
--------------------------------------------------------------------------------
Edward I. O'Brien                                                 Over $100,000
--------------------------------------------------------------------------------
Jack L. Rivkin                                                $10,001 - $50,000
--------------------------------------------------------------------------------
Peter E. Sundman                                                  Over $100,000
--------------------------------------------------------------------------------
* Valuation as of December 31, 2004.

INDEPENDENT TRUSTEES OWNERSHIP OF SECURITIES
--------------------------------------------

            No Independent Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity or Lehman Brothers Holdings Inc., which controls the Neuberger Berman entities.

                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

INVESTMENT MANAGER AND ADMINISTRATOR
------------------------------------

            NB Management serves as the investment manager to New Fund pursuant to a management agreement with the New Trust, dated [__________], 2005 ("Management Agreement").

            The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for New Fund in its discretion and will continuously develop an investment program for New Fund's assets. The

Management Agreement permits NB Management to effect securities transactions on behalf of New Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to New Fund, although NB Management has no current plans to pay a material amount of such compensation.

            NB Management provides to New Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of New Trust Trustees, officers and employees of the New Trust who are officers, directors, or employees of NB Management. Two directors of NB Management (who are also officers of Neuberger Berman), who also serve as officers of NB Management, presently serve as New Trust Trustees and/or officers of New Trust. See "Trustees and Officers." New Fund pays NB Management a management fee based on New Fund's average daily net assets, as described below.

            NB Management provides facilities, services, and personnel to New Fund pursuant to two administration agreements with New Trust for the Neuberger Berman Investor Class and the Lehman Brothers Institutional Class ("Class"), dated [_________], 2005 ("Administration Agreement"). For such administrative services, each Class of New Fund pays NB Management a fee based on the Class's average daily net assets, as described below.

            Under the Administration Agreement for each class of shares, NB Management also provides to each Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by New Fund's shareholder servicing agent or third party investment providers. NB Management provides the direct shareholder services specified in the Administration Agreement and assists the shareholder servicing agent or third party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the third party provider solicits and gathers shareholder proxies, performs services connected with the qualification of New Fund's shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

            From time to time, NB Management or New Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of New Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

MANAGEMENT AND ADMINISTRATION FEES
----------------------------------

            For investment management services, New Fund pays NB Management a fee at the annual rate of 0.25% of the first $500 million of New Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion.

            For administrative services, the Neuberger Berman Investor Class of New Fund pays NB Management at the annual rate of 0.27% of the Neuberger Berman Investor Class's average daily net assets. The Lehman Brothers Institutional Class of New Fund pays NB Management at the annual rate of 0.15% of the Lehman Brothers Institutional Class's average daily net assets. With New Fund's consent, NB Management may subcontract to third parties some of its responsibilities to New Fund under the administration agreement. In addition, New Fund may compensate such third parties for accounting and other services. (A portion of this payment may be derived from the Rule 12b-1 fee paid to NB Management by certain classes of New Fund; see "Distribution Arrangements" below.)

WAIVERS AND REIMBURSEMENTS
--------------------------

            NB Management has contractually undertaken to reimburse the Neuberger Berman Investor Class of New Fund so that the total operating expenses of the Neuberger Berman Investor Class (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) are limited to 0.85% of average daily net assets. This undertaking lasts until October 31, 2015. The Neuberger Berman Investor Class of New Fund has contractually undertaken to reimburse NB
Management for the excess expenses paid by NB Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 0.85% of average daily net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

            NB Management has contractually undertaken to reimburse the Lehman Brothers Institutional Class of New Fund so that the total operating expenses of the Lehman Brothers Institutional Class (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) are limited to 0.45% of average daily net assets. This undertaking lasts until October 31, 2015. The Lehman Brothers Institutional Class of New Fund has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 0.45% of average daily net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

ALL CLASSES
-----------

            The Management Agreement continues until October 31, 2005. The Management Agreement is renewable thereafter from year to year with respect to New Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of Independent New Trust Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of New Trust Trustees or by a 1940 Act majority vote of the outstanding interests in that Fund. The Administration Agreement continues with respect to New Fund for a period of two years after the date New Fund became subject thereto. The Administration Agreement is renewable from year to year with respect to New Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of Independent New Trust Trustees, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of New Trust Trustees or by a 1940 Act majority vote of the outstanding shares in that Fund.

            The Management Agreement is terminable, without penalty, with respect to New Fund on 60 days' written notice either by New Trust or by NB Management. The Administration Agreement is terminable, without penalty, with respect to New Fund on 60 days' written notice either by NB Management or by New Trust. Each Agreement terminates automatically if it is assigned.

SUB-ADVISER
-----------

            NB Management retains the Sub-Adviser, 200 South Wacker Drive, Suite 2100, Chicago, IL 60601, as sub-adviser with respect to the New Fund pursuant to a sub-advisory agreement ("Sub-Advisory Agreement").

            Pursuant to the Sub-Advisory Agreement, NB Management has delegated responsibility for New Fund's day-to-day management to the Sub-Adviser. The Sub-Advisory Agreement provides in substance that the Sub-Adviser will make and implement investment decisions for New Fund in its discretion and will continuously develop an investment program for New Fund's assets. The Sub-Advisory Agreement permits the Sub-Adviser to effect securities transactions on behalf of New Fund through associated persons of the Sub-Adviser. The Sub-Advisory Agreement also specifically permits the Sub-Adviser to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to New Fund, although the Sub-Adviser has no current plans to pay a material amount of such compensation.

            The Sub-Advisory Agreement continues with respect to New Fund for a period of two years after the date New Fund becomes subject thereto, and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the New Fund by New Trust Trustees or a 1940 Act majority vote of the outstanding interests in that Fund, by NB
Management, or by the Sub-Adviser on not less than 30 nor more than 60 days' prior written notice. The Sub-Advisory Agreement also terminates automatically with respect to the New Fund if it is assigned or if the Management Agreement terminates with respect to that Fund.

PORTFOLIO MANAGER INFORMATION
-----------------------------

            OTHER ACCOUNTS MANAGED
            ----------------------

            Richard W. Knee and Andrew A. Johnson are portfolio managers for New Fund. The table below describes the other accounts for which each portfolio manager has day-to-day management responsibility.

                                                                  NUMBER OF ACCOUNTS         ASSETS MANAGED FOR
                                 NUMBER OF      TOTAL ASSETS       MANAGED FOR WHICH        WHICH ADVISORY FEE IS
                                 ACCOUNTS         MANAGED           ADVISORY FEE IS          PERFORMANCE-BASED
       TYPE OF ACCOUNT            MANAGED       ($ MILLIONS)       PERFORMANCE-BASED           ($ MILLIONS)
-----------------------------------------------------------------------------------------------------------------
Andrew A. Johnson
------------------------------- ------------- ----------------- ------------------------ --------------------------
Registered Investment                2*            $1,197                  0                        0
Companies
------------------------------- ------------- ----------------- ------------------------ --------------------------
Other Pooled Investment              1              $383                   0                        0
Vehicle
------------------------------- ------------- ----------------- ------------------------ --------------------------
Other Accounts                      63*           $25,397                 17*                    $6,171
------------------------------- ------------- ----------------- ------------------------ --------------------------

Richard W. Knee
------------------------------- ------------- ----------------- ------------------------ --------------------------
Registered Investment                0               0                     0                        0
Companies
------------------------------- ------------- ----------------- ------------------------ --------------------------
Other Pooled Investment              0               0                     0                        0
Vehicle
------------------------------- ------------- ----------------- ------------------------ --------------------------
Other Accounts                      29*            $3,894                 1*                      $772
------------------------------- ------------- ----------------- ------------------------ --------------------------
 *These  portfolios  are managed on a team basis for which Andrew A. Johnson and Richard W. Knee have primary responsibility.

            CONFLICTS OF INTEREST

            Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by New Fund. Securities selected for funds or accounts other than New Fund may outperform the securities selected for New Fund. NB Management, the Sub-Adviser and New Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

            COMPENSATION

            A portion of the compensation paid to each portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and
(iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers' compensation packages, including: (i) incentives that may have been negotiated at the time the portfolio manager joined the firm; and (ii) the total amount of assets for which the portfolio manager is responsible.

            Our portfolio managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. We believe that our portfolio managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

            In addition, there are additional stock and option award programs available.

            We believe the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

            OWNERSHIP OF SECURITIES
            -----------------------

            Set forth below is the dollar range of securities owned by each portfolio manager in the Ariel Bond Fund as of March 1, 2005. As of the date of this SAI, New Fund had no operations, therefore the portfolio managers did not own any securities in New Fund.

--------------------------------- ---------------------------
                                  Ariel Bond  Fund
--------------------------------- ---------------------------
Andrew A. Johnson                             A
--------------------------------- ---------------------------
Richard W. Knee                               A
--------------------------------- ---------------------------

A = None B = $1-$10,000     C = $10,000-$50,000         D = $50,000-$100,000

E = $100,001-$500,000       F = $500,001-$1,000,000     G = over $1,000,000

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS
-----------------------------------------------------------------

            In evaluating the Management and Sub-Advisory Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by NB Management and the Sub-Adviser and met with senior representatives of NB Management and the Sub-Adviser regarding their personnel and operations. The Independent Fund Trustees were advised by experienced 1940 Act counsel that is independent of NB Management and the Sub-Adviser.

            The Board considered the following factors to be of primary importance to its approval of the Management Agreement: (1) that the terms of the Management Agreement are substantially identical to those of the Management Agreement for certain other series of Neuberger Berman Income Funds; (2) the favorable history, reputation, qualifications, and background of NB Management, as well as the qualifications of its personnel and its financial condition; (3) the fee and expense ratio of the New Fund relative to comparable mutual funds;
(4) that the fee and expense ratio of the New Fund appeared to the Board to be reasonable given the quality of services expected to be provided, and the expense ratio is the same as the expense ratio paid by the Ariel Bond Fund prior to the Proposed Reorganization; (5) the commitment of NB Management to undertake a voluntary expense limitation and a contractual expense limitation agreement to ensure that New Fund shareholders do not face an increase in expenses upon consummation of the Proposed Reorganization; and (6) the performance of New Fund relative to comparable mutual funds and unmanaged indices.

            The  Board  evaluated  the  terms of the  Management  Agreement  and
whether  the  agreement  was  in  the  best   interests  of  New  Fund  and  its
shareholders. The Board primarily considered the nature and quality of the services to be provided under the agreement and the overall fairness of the agreement to New Fund. With respect to the nature and quality of the services provided, the Board considered the performance of a peer group of investment companies pursuing broadly similar strategies. The Board also considered NB Management's positive compliance history, as the firm has been free of significant compliance problems.

            With respect to the overall fairness of the agreement, the Board primarily considered the fee structure of the agreement and any fall-out benefits accruing to NB Management or its affiliates resulting from NB Management's association with New Fund. The Board reviewed overall expense ratios for funds comparable in size, character and investment strategy to New Fund. The Board noted that New Fund was close to the median compensation paid. The Board also considered the limit on New Fund expenses undertaken by NB Management and the contractual management fee breakpoints, which reflect a reduction of fees resulting from economies of scale.

            The Board also evaluated whether the Sub-Advisory Agreement was in the best interests of New Fund and its shareholders. The Board primarily considered the nature and quality of the services to be provided under the agreement and the overall fairness of the agreement to New Fund. The Board evaluated information from the Sub-Adviser designed to inform the Board's consideration of these and other issues.

            With respect to the nature and quality of the services provided, the Board considered information that included a comparison of the performance of the predecessor fund, Ariel Bond Fund, which was sub-advised by the Sub-Adviser with the performance of a peer group of investment companies pursuing broadly similar strategies. The Board further considered the experience and expertise of and the degree of risk undertaken by the portfolio managers. The Board also considered the Sub-Adviser's positive compliance history, as the firm has been free of significant compliance problems. With respect to the overall fairness of the agreement, the Board primarily considered the fee structure of the agreement and considered whether there are any fall-out benefits resulting from the Sub-Adviser's association with New Fund.

            In approving the Management and Sub-Advisory Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of New Fund.

INVESTMENT COMPANIES MANAGED
----------------------------

            As of December  31, 2004,  the  investment  companies  managed by NB
Management had aggregate net assets of approximately $25.1 billion. NB Management currently serves as investment manager of the following investment companies:

                                                                     APPROXIMATE
                                                                   NET ASSETS AT
NAME                                                           DECEMBER 31, 2004
----                                                           -----------------

Neuberger Berman Cash Reserves......................................$463,274,919

Neuberger Berman Government Money Fund..............................$502,621,971

Neuberger Berman High Income Bond Fund..............................$840,721,733

Neuberger Berman Limited Maturity Bond Fund.........................$183,857,430

Neuberger Berman Municipal Money Fund...............................$501,714,447

                                                                     APPROXIMATE
                                                                   NET ASSETS AT
NAME                                                           DECEMBER 31, 2004
----                                                           -----------------

Neuberger Berman Municipal Securities Trust..........................$36,579,217

Neuberger Berman Strategic Income Fund...............................$30,698,637

Neuberger Berman Century Fund........................................$12,790,627

Neuberger Berman Fasciano Fund......................................$479,058,985

Neuberger Berman Focus Fund.......................................$1,658,516,157

Neuberger Berman Genesis Fund.....................................$8,156,779,653

Neuberger Berman Guardian Fund....................................$1,656,019,647

Neuberger Berman International Fund.................................$296,836,722

Neuberger Berman Manhattan Fund.....................................$362,131,879

Neuberger Berman Millennium Fund.....................................$52,521,602

Neuberger Berman Partners Fund....................................$1,838,576,651

Neuberger Berman Real Estate Fund....................................$44,800,481

Neuberger Berman Regency Fund........................................$79,532,787

Neuberger Berman Socially Responsive Fund...........................$331,930,336

Neuberger Berman Advisers Management Trust........................$2,119,040,914

Neuberger Berman Intermediate Municipal Fund Inc....................$490,611,672

Neuberger Berman California Intermediate Municipal Fund Inc.........$160,821,586

Neuberger Berman New York Intermediate Municipal Fund Inc...........$130,877,727

Neuberger Berman Real Estate Income Fund Inc........................$144,275,855

Neuberger Berman Realty Income Fund Inc.............................$819,216,979

Neuberger Berman Real Estate Securities Income Fund Inc. ...........$813,483,058

Neuberger Berman Income Opportunity Fund Inc. ......................$424,132,820

                                                                     APPROXIMATE
                                                                   NET ASSETS AT
NAME                                                           DECEMBER 31, 2004
----                                                           -----------------

Neuberger Berman Dividend Advantage Fund Inc. ......................$184,729,104

Institutional Liquidity Portfolio.................................$2,272,830,744

Prime Portfolio.....................................................$749,855,344

            The investment decisions concerning New Fund and the other registered investment companies managed by NB Management, Neuberger Berman, LLC or the Sub-Adviser (collectively, "Other Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other Funds differ from New Fund. Even where the investment objectives are similar, however, the methods used by the Other Funds and New Fund to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management, Neuberger Berman, LLC or the Sub-Adviser have varied from one another in the past and are likely to vary in the future.

            There may be occasions when New Fund and one or more of the Other Funds or other accounts managed by NB Management, Neuberger Berman, LLC or the Sub-Adviser are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a fund, in other cases it is believed that a fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of New Trust Trustees that the desirability of New Fund's having their advisory arrangements with NB Management and the Sub-Adviser outweighs any disadvantages that may result from contemporaneous transactions.

            New Fund is subject to certain limitations imposed on all advisory clients of NB Management and the Sub-Adviser (including the Other Funds and other managed accounts) and personnel of NB Management and the Sub-Adviser and their affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of NB Management and the Sub-Adviser that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

CODE OF ETHICS
--------------

            New Fund, NB Management and the Sub-Adviser have personal securities trading policies that restrict the personal securities transactions of employees, officers, and New Trust Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management or the Sub-Adviser, respectively. The New Fund's managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their funds or taking personal advantage of investment opportunities that may belong to New Fund. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

MANAGEMENT AND CONTROL OF NB MANAGEMENT AND NEUBERGER BERMAN
------------------------------------------------------------

            NB Management and the Sub-Adviser are wholly owned by Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly-owned holding company. The directors, officers and/or employees of NB Management, Neuberger Berman and Neuberger Berman Inc. who are deemed "control persons," all of whom have offices at the same address as NB Management, are: Kevin Handwerker, Jeffrey B. Lane, Robert Matza, Jeffrey S. Maurer, Jack L. Rivkin and Peter E. Sundman. Mr. Sundman and Mr. Rivkin are Trustees and officers of New Trust. The directors, officers and/or employees of the Sub-Adviser who are deemed "control persons," all of whom have offices at the same address as the Sub-Adviser, are: Theodore
P. Janulis, Richard W. Knee, Lori A. Loftus and Bradley C. Tank.

            Lehman Brothers is one of the leading global investment banks serving the financial needs of corporations, governments and municipalities, institutional clients, and high net-worth individuals worldwide. Founded in 1850, Lehman Brothers maintains leadership positions in equity and fixed income sales, trading and research, investment banking, private equity, and private client services. The firm is headquartered in New York, London, and Tokyo and operates in a network of offices around the world. Lehman Brothers' address is 745 Seventh Avenue, New York, New York 10019.

            According to a Schedule 13G jointly filed on February 14, 2005 by AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Conseil Vie Assurance Mutuelle, and AXA Courtage Assurance Mutuelle (collectively, the "Mutuelles AXA"), AXA ("AXA"), and AXA Financial, Inc., a subsidiary of AXA ("AFI"): (a) the Mutuelles AXA, which as a group control AXA, and AXA beneficially own 12,161,892 shares of common stock of Lehman Brothers solely for investment purposes and have sole voting power with respect to 5,998,759 of such shares, shared voting power with respect to 1,562,204 of such shares, sole dispositive power with respect to 12,160,907 of such shares, and shared dispositive power with respect to 985 of such shares, and (b) 12,117,617 of such shares are beneficially owned by Alliance Capital Management L.P., a subsidiary of AFI, and the remainder of such shares are beneficially owned by other affiliates of AXA. Addresses of the joint filers are as follows: the Mutuelles AXA, 370, rue Saint Honore, 75001 Paris, France and 26, rue Louis le Grand, 75002 Paris, France; AXA, 25, avenue Matignon, 75008 Paris, France; and AFI, 1290 Avenue of the Americas, New York, NY 10104.

                            DISTRIBUTION ARRANGEMENTS

            New Fund offers two classes of shares, known as Neuberger Berman Investor Class shares and Lehman Brothers Institutional Class shares.

DISTRIBUTOR
-----------

            NB Management serves as the distributor ("Distributor") in connection with the offering of New Fund's shares. Neuberger Berman Investor Class and Lehman Brothers Institutional Class shares are offered on a no-load basis. Lehman Brothers Institutional Class shares are available only through Institutions that have made arrangements with NB Management for shareholder servicing and administration.

            In connection with the sale of its shares, New Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by the Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is New Fund's "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of New Fund's shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares.

            For New Fund's shares, the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of New Fund, through use of their shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of New Fund's shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of Independent New Trust Trustees. These lists will not be used to offer New Fund's shareholders any investment products or services other than those managed or distributed by NB Management or the Sub-Adviser.

            From time to time, NB Management may enter into arrangements pursuant to which it compensates a registered broker-dealer or other third party for services in connection with the distribution of Fund shares.

            New Trust, on behalf of New Fund, and the Distributor are parties to a Distribution Agreement with respect to each Class ("Distribution Agreements"). The Distribution Agreements continue until October 31, 2005. The Distribution Agreements may be renewed annually if specifically approved by (1) the vote of a majority of New Trust Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent New Trust Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreements.

            New Trust, on behalf of New Fund, has also adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Neuberger Berman Investor Class ("Distribution Plan") which, among other things, permits New Fund to pay NB Management fees for its services related to the sales and distribution of this Class of shares and provide ongoing services to holders of this Class of shares. Under the Distribution Plan, New Fund pays NB Management a certain annual percentage rate of its average daily net assets. Neuberger Berman Investor Class pays 0.25%. Payments with respect to the Neuberger Berman Investor Class are made only from assets attributable to that Class. For the Neuberger Berman Investor Class, NB Management may pay up to the full amount of the distribution fee it receives to broker-dealers, banks, third-party administrators and other institutions that support the sale and distribution of shares or provide services to that Class and its shareholders. The fee paid to such institutions is based on the level of such services provided. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to the respective Class of shares only. The amount of fees paid by the Neuberger Berman Investor Class during any year may be more or less than the cost of distribution and other services provided to that Class of New Fund and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Distribution Plan complies with these rules.

            The Distribution Plan requires that NB Management provide New Trust Trustees, for their review, a quarterly written report identifying the amounts expended by New Fund and the purposes for which such expenditures were made.

            Prior to approving the Distribution Plan, New Trust Trustees considered various factors relating to the implementation of the Distribution Plan and determined that there is a reasonable likelihood that the Distribution Plan will benefit New Fund and shareholders of the Neuberger Berman Investor Class. To the extent the Distribution Plan allows New Fund to penetrate markets to which that class would not otherwise have access, the Distribution Plan may result in additional sales of New Fund Neuberger Berman Investor Class shares; this, in turn, may enable New Fund to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by institutions with which shareholders have an existing relationship.

            The Distribution Plan continues for one year from the date of its execution. The Distribution Plan is renewable thereafter from year to year with respect to New Fund, so long as its continuance is approved at least annually
(1) by the vote of a majority of New Trust Trustees and (2) by a vote of the majority of those Independent New Trust Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Distribution Plans ("Rule 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Distribution Plan may not be amended to increase materially the amount of fees paid by any Class of any Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the Class and by New Trust Trustees in the manner described above. A Distribution Plan is terminable with respect to a Class of New Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the Class.

                         ADDITIONAL PURCHASE INFORMATION

SHARE PRICES AND NET ASSET VALUE
--------------------------------

            New Fund's shares are bought or sold at a price that is New Fund's NAV per share. The NAV for each class of New Fund is calculated by subtracting total liabilities of that class from total assets attributable to that class (the market value of the securities New Fund holds plus cash and other assets). The per share NAV is calculated by dividing its NAV by the number of shares outstanding attributable to that class and rounding the result to the nearest full cent.

            New Fund values its securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that New Trust Trustees believe accurately reflects fair value. New Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value. New Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

            If there is no reported sale of a security on a particular day, the security is valued at the mean between its closing bid and asked prices on that day. New Fund values all other securities and assets, including restricted securities, by a method that the Board of Trustees of the New Trust believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

            New Fund's foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time.

            If, after the close of the principal market on which a security is traded, and before the time New Fund's securities are priced that day, an event occurs that the Sub-Adviser deems likely to cause a material change in the value of such security, the Board of Trustees of the New Trust has authorized NB Management, subject to the Board's review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. Under the 1940 Act, funds are required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security's valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security's fair value will be the same as or close to the subsequent opening market price for that security.

            If NB Management believes that the price of a security obtained under New Fund's valuation procedures (as described above) does not represent the amount that New Fund reasonably expects to receive on a current sale of the security, New Fund will value the security based on a method that the Board of Trustees of the New Trust believe accurately reflects fair value.

AUTOMATIC INVESTING AND DOLLAR COST AVERAGING
---------------------------------------------

            New Fund's Neuberger Berman Investor Class  shareholders may arrange to have a fixed amount automatically invested in New Fund shares each month. To do so, a Neuberger Berman Investor Class shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which NB Management serves as investment manager or (2) withdrawals from the Neuberger Berman Investor Class shareholder's checking account. In either case, the minimum monthly investment is $100. A Neuberger Berman Investor Class shareholder who elects to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

            Automatic investing enables a Neuberger Berman Investor Class shareholder to take advantage of "dollar cost averaging." As a result of dollar cost averaging, a Neuberger Berman Investor Class shareholder's average cost of New Fund shares generally would be lower than if the Neuberger Berman Investor Class shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

                         ADDITIONAL EXCHANGE INFORMATION

            As more fully set forth in the section of the Prospectuses entitled "Maintaining Your Account," New Fund's Neuberger Berman Investor Class shareholders may redeem at least $1,000 worth of New Fund's shares and invest the proceeds in Investor Class shares of one or more of the other funds or the Equity, Income and Municipal Funds that are briefly described below, provided that the minimum investment requirements of the other fund(s) are met. This privilege is not available for Lehman Brothers Institutional Class shareholders.

EQUITY FUNDS
------------

Neuberger Berman Century Fund          Invests mainly in common stocks of
                                       large-capitalization companies. The
                                       manager seeks to buy companies with
                                       strong earnings growth and the potential for higher earnings, priced at attractive levels relative to their growth rates.

Neuberger Berman Fasciano Fund         Seeks long-term capital growth. The
                                       portfolio manager also may consider a
                                       company's potential for income prior to
                                       selecting it for the Fund. The Fund
                                       invests mainly in the common stocks of
                                       small-cap companies I.E., those with a
                                       total market value of no more than
                                       $1.5 billion at the time the Fund first
                                       invests in them. In selecting companies
                                       that the manager believes may have
                                       greater potential to appreciate in price, the manager will invest the Fund in smaller companies that are under-followed by major Wall Street brokerage houses and large asset management firms.

Neuberger Berman Focus Fund            Seeks long-term capital growth. Invests
                                       mainly in common stocks selected from 13 multi-industry sectors of the economy. To maximize potential return, the Fund normally makes 90% or more of its investments in not more than six sectors of the economy and may invest 50% or more of its assets in any one sector.

Neuberger Berman Genesis Fund          Seeks growth of capital. Invests mainly
(This fund is closed to                in stocks of companies with small market
new investors.)                        capitalizations (no more than
                                       $1.5 billion at the time of the Fund's
                                       investment). Fund managers seek to buy
                                       the stocks of undervalued companies whose current product lines and balance sheets are strong.

Neuberger Berman Guardian Fund         Seeks long-term growth of capital and
                                       secondarily, current income. Invests
                                       mainly in stocks of mid- to large-
                                       capitalization companies that are well
                                       positioned and are undervalued in the
                                       market.

Neuberger Berman International         Seeks long-term capital appreciation by
Fund                                   investing primarily in foreign stocks of
                                       any capitalization, both in developed
                                       economies and in emerging markets. The
                                       Fund manager seeks undervalued companies in countries with strong potential for growth.

EQUITY FUNDS
------------

Neuberger Berman Manhattan Fund        Seeks growth of capital. Invests in
                                       securities believed to have the maximum
                                       potential for long-term capital
                                       appreciation. Fund managers seek
                                       fast-growing companies with above-average sales and competitive returns on equity relative to their peers. Factors in identifying these firms may include financial strength, a strong position relative to competitors and strong earnings growth relative to competitors.

Neuberger Berman Millennium            Seeks growth of capital by investing
Fund                                   mainly in common stocks of
                                       small-capitalization companies, which it defines as those with a total market value of no more than $1.5 billion at the time of initial investment. The Fund co-managers take a growth approach to stock selection, looking for new companies that are in the developmental stage as well as older companies that appear poised to grow because of new products, markets or management. Factors in identifying these firms may include financial strength, a strong position relative to competitors and a stock price that is reasonable relative to its growth rate.

Neuberger Berman                       Seeks capital growth through an approach
Partners Fund                          that is intended to increase capital with
                                       reasonable risk. The Fund manager looks
                                       at fundamentals, focusing particularly on cash flow, return on capital, and asset values.

Neuberger Berman                       Seeks total return through investment in
Real Estate Fund                       real estate securities, emphasizing both
                                       capital appreciation and current income.

Neuberger Berman                       Seeks growth of capital by investing
Regency Fund                           primarily in common stocks of
                                       mid-capitalization companies which the
                                       manager believes have solid fundamentals.

Neuberger Berman                       Seeks long-term growth of capital by
Socially Responsive Fund               investing primarily in securities of
                                       companies that meet the Fund's financial criteria and social policy.

INCOME FUNDS
------------

Neuberger Berman                       A money market fund seeking the highest
Cash Reserves                          current income consistent with safety and
                                       liquidity. The Fund invests in high-
                                       quality money market instruments. The
                                       Fund also may engage in reverse
                                       repurchase agreements and securities
                                       lending. It seeks to maintain a constant purchase and redemption price of $1.00.

Neuberger Berman                       A U.S. Government money market fund
Government Money Fund                  seeking maximum safety and liquidity and
                                       the highest available current income. The
                                       Fund invests in securities issued or
                                       guaranteed as to principal or interest by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities. The Fund also may engage in reverse repurchase agreements and securities lending. It seeks to maintain a constant purchase and redemption price of $1.00.

Neuberger Berman                       Seeks high total returns consistent with
High Income Bond Fund                  capital presentation. The Fund normally
                                       invests primarily in a diversified
                                       portfolio of U.S. intermediate-term,
                                       high-yield corporate bonds, including
                                       those sometimes known as "junk" bonds.

Neuberger Berman                       Seeks the highest current income
Limited Maturity Bond Fund             consistent with low risk to principal and
                                       liquidity and, secondarily, total return.
                                       The Fund invests in debt securities,
                                       primarily investment grade; maximum 10%
                                       below investment grade, but no lower than
                                       B.*/ Maximum average duration of four
                                       years.
MUNICIPAL FUNDS
---------------

Neuberger Berman                       A money market fund seeking the maximum
Municipal Money Fund                   current income exempt from federal income
                                       tax, consistent with safety and
                                       liquidity. The Fund invests in high-
                                       quality, short-term municipal securities.
                                       It seeks to maintain a constant purchase and redemption price of $1.00.

Neuberger Berman Municipal             Seeks high current tax-exempt income with
Securities Trust                       low risk to principal, limited price
                                       fluctuation, and liquidity and,
                                       secondarily, total return. The Fund
                                       invests in investment grade municipal
                                       securities with a maximum average
                                       duration of 10 years.

*/          As rated  by  Moody's  or S&P or,  if  unrated  by  either  of those entities, determined by NB Management to be of comparable quality.

            Any Fund described herein, and any of the Equity Funds, may terminate or modify its exchange privilege in the future. Before effecting an exchange, Fund shareholders must obtain and should review a currently effective Prospectus of the Fund into which the exchange is to be made. An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be realized.

            There can be no assurance that Neuberger Berman Government Money Fund, Neuberger Berman Cash Reserves, or Neuberger Berman Municipal Money Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption price of $1.00, will be able to maintain that price. An investment in any of the above-referenced funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.

                        ADDITIONAL REDEMPTION INFORMATION

SUSPENSION OF REDEMPTIONS
-------------------------

            The right to redeem New Fund's shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for it to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund's shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open ("Business Day") after termination of the suspension.

            New Fund prices its shares as of the close of regular trading on the NYSE, which is normally 4 p.m. The NYSE may occasionally close early, e.g., on the eve of a major holiday or because of a local emergency, such as a blizzard. On those days, New Fund will generally price its shares as of the earlier closing time.

REDEMPTIONS IN KIND
-------------------

            New Fund reserves the right to honor any request for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of New Fund, whichever is less, by making payment in whole or in part in securities valued as described in "Share Prices and Net Asset Value" above. If payment is made in securities, a shareholder generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. New Fund does not redeem in kind under normal circumstances, but would do so when Management determined that it was in the best interests of New Fund's shareholders as a whole.

                       DIVIDENDS AND OTHER DISTRIBUTIONS

            New Fund will distribute to its shareholders, by Class, substantially all of its net investment income (after deducting expenses attributable to the Class), any net capital gains (both long-term and short-term) and net gains from foreign currency transactions it earns or realizes. New Fund's net investment income, for financial accounting purposes, will consist of all income accrued on portfolio assets less accrued expenses but will not include capital and foreign currency gains and losses. Net investment income and net gains and losses will be reflected in New Fund's NAV until distributed. New Fund will calculate its net investment income and share price as of the close of regular trading on the NYSE on each Business Day (usually 4 p.m. Eastern time).

            Income dividends will be declared and distributed monthly and will be paid on the last Business Day of the month. Shares will begin earning income dividends on the Business Day after the proceeds of the purchase order have been converted to "federal funds" and continue to earn dividends through the Business Day they are redeemed. Distributions of net realized capital and foreign currency gains, if any, normally will be paid once annually, in December.

            New Fund's dividends and other distributions will be automatically reinvested in additional shares of the relevant Class, unless the shareholder elects to receive them in cash ("cash election"). Neuberger Berman Investor Class shareholders will be able to make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company ("State Street"), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another Neuberger Berman Fund, as designated in the shareholder's original account application. To the extent dividends and other distributions will be subject to federal, state, and/or local income taxation, they will be taxable to the shareholders whether received in cash or reinvested in additional Fund shares.

            A shareholder's cash election remains in effect until the shareholder notifies State Street in writing to discontinue the election. If the U.S. Postal Service cannot properly deliver New Fund mailings to a shareholder for 180 days, however, New Fund will terminate the shareholder's cash election. Thereafter, the shareholder's dividends and other distributions will automatically be reinvested in additional New Fund shares until the shareholder requests in writing to State Street or New Fund that the cash election be reinstated.

            Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the relevant Class at their NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND
--------------------

            To qualify for treatment as a RIC under the Code, New Fund - which will be treated as a separate corporation for federal tax purposes - must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) New Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Hedging Instruments) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); and (2) at the close of each quarter of New Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of New Fund's total assets, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer.

            By qualifying for treatment as a RIC, New Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If New Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, taxable as ordinary income, except that, for individual shareholders, the part thereof that is "qualified dividend income" would be taxable at the federal income tax rate for net capital gain - a maximum of 15%) to the extent of New Fund's earnings and profits. In addition, New Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

            New Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.

            Interest and dividends New Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

            The use by New Fund of hedging strategies, such as writing (selling) and purchasing Futures Contracts and options and entering into Forward Contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Hedging Instruments New Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

            New Fund's exchange-traded Futures Contracts, "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index), and certain foreign currency contracts that are subject to section 1256 of the Code (collectively "Section 1256 contracts") are required to be "marked-to-market" (that is, treated as having been sold at market value) for federal income tax purposes at the end of its taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss, and the remainder is treated as short-term capital gain or loss. These rules may operate to increase the amount that New Fund must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain it recognizes, without in either case increasing the cash available to it. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. New Fund may elect to exclude certain transactions from the operation of these rules, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (as noted above, taxable to its shareholders as ordinary income) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

            Section 988 of the Code also may apply to Forward Contracts and options on foreign currencies. Under section 988, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.

            When a covered call option written (sold) by New Fund expires, it realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When New Fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by New Fund is exercised, it is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it received on the exercise plus the premium it received when it wrote the option is more or less than its basis in the underlying security.

            If New Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, Futures or Forward Contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, New Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a Futures or Forward Contract New Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and New Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is New Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

TAXATION OF THE FUND'S SHAREHOLDERS
-----------------------------------

            If shares of New Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. New Fund is required to withhold 28% of all dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized), payable to any individuals and certain other non-corporate shareholders who do not provide New Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions otherwise payable to such shareholders who otherwise are subject to backup withholding.

            Dividends New Fund pays to a foreign shareholder, other than dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). The American Jobs Creation Act of 2004, however, created two categories of dividends, "interest-related dividends" and "short-term capital gain dividends," that, if properly designated by New Fund, will be exempt from that tax. "Interest-related dividends" are dividends that are attributable to "qualified net interest income" ("qualified interest income" less allocable deductions), which generally consists of certain original issue discount, interest on obligations "in registered form," and interest on deposits. "Short-term capital gain dividends" are dividends that are attributable to short-term capital gain, computed with certain adjustments. The exemption from withholding tax will apply to interest-related dividends and short-term capital gain dividends New Fund pays to foreign investors, with certain exceptions, with respect to its taxable years beginning before January 1, 2008.

            As described in "Maintaining Your Account" in the Prospectus/Proxy Statement, New Fund may close a shareholder's account with it and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an individual retirement account (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), New Fund's payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.

                             PORTFOLIO TRANSACTIONS

            Purchases and sales of portfolio securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. New Fund typically does not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.

            In purchasing and selling portfolio securities other than as described above (for example, in the secondary market), New Fund seeks to obtain best execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute transactions, the Sub-Adviser considers such factors as the price of the security, the rate of commission, the size and difficulty of the order, and the reliability, integrity, financial condition, and general execution and operational capabilities of competing broker-dealers. The Sub-Adviser also may consider the brokerage and research services that broker-dealers provide to New Fund or the Sub-Adviser. Under certain conditions, New Fund may pay higher brokerage commissions in return for brokerage and research services. In any case, New Fund may effect principal transactions with a dealer who furnishes research services, may designate any dealer to receive selling concessions, discounts, or other allowances, or otherwise may deal with any dealer in connection with the acquisition of securities in underwritings.

            In certain instances, the Sub-Adviser specifically allocates brokerage for research services (including research reports on issuers and industries as well as economic and financial data). Such research may sometimes be available for cash purchase. While the receipt of such services has not reduced the Sub-Adviser's normal internal research activities, the Sub-Adviser's expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, the Sub-Adviser is relieved of expenses it may otherwise incur. In some cases, research services are generated by third parties but provided to the Sub-Adviser by or through broker-dealers. Research obtained in return for brokerage may be used in servicing any or all clients of the Sub-Adviser and may be used in connection with clients other than those clients whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services, the Sub-Adviser always considers its best execution obligation when deciding which broker to utilize.

            The commissions paid to a broker other than Neuberger Berman may be higher than the amount another firm might charge if the Sub-Adviser determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. The Sub-Adviser believes that those research services benefit New Fund by supplementing the information otherwise available to the Sub-Adviser. That research may be used by the Sub-Adviser in servicing Other Funds and, in some cases, by the Sub-Adviser in servicing the Managed Accounts. On the other hand, research received by the Sub-Adviser from brokers effecting portfolio transactions on behalf of the Other Funds and by Neuberger Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for New Fund's benefit.

            No affiliate of New Fund receives give-ups or reciprocal business in connection with its portfolio transactions. New Fund effects no transactions with or through broker-dealers in accordance with any formula or for selling shares of New Fund. However, broker-dealers who execute portfolio transactions may from time to time effect purchases of New Fund shares for their customers. The 1940 Act generally prohibits Neuberger Berman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, New Fund unless an appropriate exemption is available.

            New Fund may, from time to time, loan portfolio securities to Neuberger Berman and to other affiliated broker-dealers ("Affiliated Borrowers") in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by New Fund to Affiliated
Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by New Fund will be made on terms at least as favorable to New Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to New Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent New Trust Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for New Fund. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the New Trust and reported to the Board of Trustees.

            The use of Neuberger Berman and Lehman Brothers as brokers for New Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The New Trust and NB Management have expressly authorized Neuberger Berman and Lehman Brothers to retain such compensation, and Neuberger Berman and Lehman Brothers have agreed to comply with the reporting requirements of Section 11(a).

            Under the 1940 Act, commissions paid by New Fund to Neuberger Berman and Lehman Brothers in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is New Fund's policy that the commissions paid to Neuberger Berman and Lehman Brothers must be (1) at least as favorable as commissions contemporaneously charged by each of Neuberger Berman and Lehman Brothers on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman or Lehman Brothers acts as a clearing broker for another brokerage firm and customers of Neuberger Berman and Lehman Brothers considered by a majority of the Independent New Trust Trustees not to be comparable to New Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in the Sub-Adviser's judgment. New Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by Neuberger Berman and Lehman Brothers. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman and Lehman Brothers from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, New Fund unless an appropriate exemption is available.

            A committee of Independent New Trust Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman and Lehman Brothers to New Fund and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman and Lehman Brothers determine that the commissions paid to Neuberger Berman and Lehman Brothers by New Fund are fair and reasonable must be reviewed and approved no less often than annually by a majority of the Independent New Trust Trustees.

            To ensure that accounts of all investment clients, including New Fund, are treated fairly in the event that Neuberger Berman receives transaction instructions regarding the same security for more than one investment account at or about the same time, Neuberger Berman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

            Under policies adopted by the Board of Trustees, Neuberger Berman and Lehman Brothers may enter into agency cross-trades on behalf of New Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman or Lehman Brothers might receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with New Fund cannot be an account over which Neuberger Berman or Lehman Brothers exercises investment discretion. A member of the Board of Trustees who is not affiliated with Neuberger Berman or Lehman Brothers reviews information about each agency cross-trade that New Fund participates in.

            New Fund expects that it will continue to execute a portion of its transactions through brokers other than Neuberger Berman and Lehman Brothers. In selecting those brokers, the Sub-Adviser considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by, and sale of Fund shares effected through, those brokers as well as any expense offset arrangements offered by the brokers.

            A committee comprised of officers of NB Management and employees of the Sub-Adviser who are Fund managers of New Fund and Other Funds (collectively, "Other Funds") and some of Neuberger Berman's managed accounts ("Managed

Accounts") evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the Other Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the Other Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the Other Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

            The commissions paid to a broker other than Neuberger Berman and Lehman Brothers may be higher than the amount another firm might charge if the Sub-Adviser determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. The Sub-Adviser believes that those research services benefit New Fund by supplementing the information otherwise available to the Sub-Adviser. That research may be used by the Sub-Adviser in servicing Other Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by the Sub-Adviser from brokers effecting portfolio transactions on behalf of the Other Funds and by Neuberger Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for New Fund's benefit.

PORTFOLIO TURNOVER
------------------

            New Fund calculates its portfolio turnover rates by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.

PROXY VOTING
------------

            The Board has delegated to NB Management the responsibility to vote proxies related to the securities held in New Fund. Under this authority, NB Management is required by the Board to vote proxies related to portfolio securities in the best interests of New Fund and their shareholders. The Board permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

            NB Management has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including New Fund. The

Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

            NB Management's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Institutional Shareholder Services Inc. ("ISS") to vote proxies in accordance with NB Management's voting guidelines.

            NB Management's guidelines adopt the voting recommendations of ISS. NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

            In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management's proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

            If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

            Information regarding how New Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

                          PORTFOLIO HOLDINGS DISCLOSURE

PORTFOLIO HOLDINGS DISCLOSURE POLICY
------------------------------------

             New Fund prohibits the disclosure of information about their portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third-party service providers to NB Management or New Fund, rating and ranking organizations, and affiliated persons of New Fund or NB Management (the "Potential Recipients") unless such disclosure is consistent with a Fund's legitimate business purposes and is in the best interests of its shareholders (the "Best Interests Standard").

            NB Management and New Fund have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third-party service providers to NB Management or New Fund with a specific business reason to know the portfolio holdings of a Fund (e.g., securities lending agents) (the "Allowable Recipients"). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as "Approved Recipients." New Fund's President or a Senior Vice President may determine to expand the categories of Allowable Recipients only if he or she first determines that the Best Interests Standard has been met (e.g., for disclosure to a newly hired investment adviser or sub-adviser to the Fund prior to commencing its duties), and only with the written concurrence of NB Management's legal and compliance department.

PORTFOLIO HOLDINGS DISCLOSURE PROCEDURES
----------------------------------------

            Disclosure of portfolio holdings may be requested only by an officer of NB Management or a Fund by completing a holdings disclosure form. The completed form must be submitted to New Fund's President or a Senior Vice President of NB Management (who may not be the officer submitting the request) for review and approval. If the Proposed Recipient is an affiliated person of New Fund or NB Management, the reviewer must ensure that the disclosure is in the best interests of Fund shareholders and that no conflict of interest exists between the shareholders and New Fund or NB Management. Following this approval, the form is submitted to NB Management's legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.

            No Fund, NB Management nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. In consultation with New Fund's Chief Compliance Officer, the Board of Directors reviews New Fund's portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary.

            Pursuant to a Code of Ethics adopted by New Fund, NB Management and the Sub-Adviser ("Code"), Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of New Fund except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of New Fund's shareholders. The Code also prohibits any person associated with New Fund, NB Management or the Sub-Adviser, in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by New Fund from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.

            PORTFOLIO HOLDINGS APPROVED RECIPIENTS
            --------------------------------------

            New Fund currently has ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:

            STATE STREET BANK AND TRUST COMPANY ("STATE STREET"). The Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, the Fund employs State Street as the custodian of its assets. As custodian, State Street creates and maintains all records relating to the Fund's activities and supplies the Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of the Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of the Fund, except with such Fund's written consent. State Street receives reasonable compensation for its services and expenses as custodian.

            RATING, RANKING AND RESEARCH AGENCIES. The Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund. The Fund provides its complete portfolio holdings to: Vestek and Bloomberg L.P. each day; Standard and Poor's, a division of The McGraw-Hill Companies, Inc. and Lipper, a Reuters company, on the second business day of each month; Morningstar, Inc. on the fifth calendar day of each month; and Capital Access on the tenth calendar day of each month. The Fund also provides its complete month-end portfolio holdings to DCI on the first business day of each following month so that DCI can create a list of the Fund's top 10 holdings. No compensation is received by any Fund, NB Management, the Sub-Adviser or any other person in connection with the disclosure of this information. The Fund either has or expects to enter shortly into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep the Fund's portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.

                             REPORTS TO SHAREHOLDERS

            Shareholders of New Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors for New Fund. New Fund's statements show the investments owned by it and the market values thereof and provide other information about New Fund and its operations.

                 ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

NEW FUND
--------

            New Fund is a separate ongoing series of New Trust, a Delaware statutory trust organized pursuant to a Trust Instrument dated as of December 23, 1992. New Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. New Trust has eight separate operating series (the Funds). New Trust Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

            Prior to November 9, 1998, the name of New Trust was "Neuberger & Berman Income Funds."

            DESCRIPTION OF SHARES. New Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of New Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by New Trust Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

            SHAREHOLDER MEETINGS. New Trust Trustees do not intend to hold annual meetings of shareholders of New Fund. New Trust Trustees will call special meetings of shareholders of a Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund or Class entitled to vote at the meeting.

            CERTAIN PROVISIONS OF TRUST INSTRUMENT. Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

            OTHER. Because Lehman Brothers Institutional Class shares can be bought, owned and sold only through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with NB Management to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.

                          CUSTODIAN AND TRANSFER AGENT

            New Fund has selected State Street, 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as New Fund's transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All Neuberger Berman Investor Class correspondence should be mailed to Neuberger Berman Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. All Lehman Brothers Institutional Class correspondence should be mailed to Neuberger Berman Funds, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            New Fund has selected Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, PA, 19103, as the Independent Registered Public Accounting Firm who will audit its financial statements.

                                  LEGAL COUNSEL

            New Fund has selected Kirkpatrick & Lockhart Nicholson Graham LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C. 20036-1221, as its legal counsel.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

            As of April 15, 2005, the following are all of the beneficial and record owners of more than five percent of Ariel Bond Fund. The owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the Ariel Bond Fund of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

                           NAME AND ADDRESS                        PERCENT OWNED
                           ----------------                        -------------

INVESTOR CLASS             CHARLES SCHWAB & CO INC
                           REINVEST ACCT
                           ATTN MUTUAL FUND DEPT
                           101 MONTGOMERY ST
                           SAN FRANCISCO CA  94104-4122                    6.3%

                           NATIONAL FINANCIAL  SVCS  CORP
                           FOR EXCLUSIVE BENEFIT OF OUR
                           CUSTOMERS
                           200 LIBERTY ST
                           NEW YORK NY  10281-1003                         24.5%

                           SECURITY BENEFIT LIFE INSURANCE CO
                           1 SW SECURITY BENEFIT PL
                           TOPEKA KS  66636-0001                           5.0%

                           MLPF&S FOR THE SOLE BENEFIT
                           OF ITS CUSTOMERS
                           ATTN FUND ADMINISTRATION
                           4800 DEER LAKE DR E  3RD FL
                           JACKSONVILLE FL  32246-6484                     11.3%

                           UMB BANK, NA FIDUCIARY FOR VARIOUS
                           TAX DEFERRED ACCOUNTS
                           1 SW SECURITY BENEFIT PL
                           TOPEKA KS  66636-0001                           14.5%

                           NAME AND ADDRESS                        PERCENT OWNED
                           ----------------                        -------------

INSTITUTIONAL CLASS        LASALLE NATIONAL BANK CUST
                           FBO CHICAGOLAND RACE MEET OPERATORS
                           PO BOX 1443
                           CHICAGO IL  60690-1443                          17.3%

                           UNION BANK TR NOMINEE
                           FBO FNB OMNIBUS
                           PO BOX 85484
                           SAN DIEGO CA  92186-5484                        10.7%

                           MERCER TRUST CO CUST
                           IBEW LOCAL 134 JOINT PENSION TRUST
                           OF CHICAGO PENSION PLAN NO 5
                           INVESTORS WAY
                           NORWOOD MA  02062                               33.6%

                           HYATT CORPORATION
                           200 W MADISON ST FL 42
                           CHICAGO IL  60606-3414                          20.3%

                             REGISTRATION STATEMENT

            This SAI and the Prospectuses do not contain all the information included in New Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Fund.

            Statements contained in this SAI and in the Prospectuses as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to a contract or other document a copy of which is filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

            The  following  financial   statements  and  related  documents  are
incorporated   herein  by  reference   from  Ariel  Trust's   Annual  Report  to
shareholders for the fiscal year ended September 30, 2004:

                  The audited financial statements of Ariel Bond Fund and notes thereto for the fiscal year ended September 30, 2004, and the report of KPMG LLP, Independent Registered Public Accounting Firm, with respect to such audited financial statements of Ariel Bond Fund.

            New Fund has not yet commenced operations and thus has no financial information of its own. If the Reorganization Plan is approved by shareholders of Ariel Bond Fund, New Fund will adopt Ariel Bond Fund's historical financial information.

                                                                      Appendix A

                 RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

      S&P CORPORATE BOND RATINGS:
      ---------------------------

      AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

      A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

      BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      CI - The rating CI is reserved for income bonds on which no interest is being paid.

      D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

      PLUS (+) OR MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

      MOODY'S CORPORATE BOND RATINGS:
      -------------------------------

      Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

      Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

      A - Bonds rated A possess many favorable investment attributes and are considered to be upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa  -  Bonds  which  are  rated  Baa  are   considered  as  medium  grade
obligations; I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

      S&P COMMERCIAL PAPER RATINGS:
      -----------------------------

      A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

      MOODY'S COMMERCIAL PAPER RATINGS:
      ---------------------------------

      Issuers rated PRIME-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

      FITCH, INC. INVESTMENT GRADE CREDIT RATINGS:
      -------------------------------------------

      AAA: HIGHEST CREDIT QUALITY. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA: VERY HIGH CREDIT QUALITY. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A: HIGH CREDIT QUALITY. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      BBB: GOOD CREDIT QUALITY. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      FITCH, INC. SHORT-TERM CREDIT RATINGS:
      --------------------------------------

      F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

      F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.